EXHIBIT 8.1

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
UNITED STATES
141 Hawaii LLC	Delaware
141 Worldwide Boomerang Inc.	Delaware
24/7 Real Media Inc	Delaware
24/7 Real Media US Inc	Delaware
A. Eicoff & Company, Inc.	Delaware
AAD: Fitch, Inc.	Delaware
Academic Alliances in Medical Education Inc.	Delaware
Advertising Ventures Inc.	Delaware
Avenue Grey Inc.	Delaware
Baker, Winokur, Ryder, Inc.	California
Bare Society, LLC	Delaware
Bates Advertising USA, Inc.	New York
Bates Worldwide Inc	Delaware
Ben Marketing LLC	Delaware
Berlin, Cameron & Partners, Inc.	Delaware
Beyond Interactive Inc	Delaware
BGNY Direct LLC	Delaware
BKSH & Associates LLC	Delaware
Black Cat Graphics Inc.	New York
Blast Radius Inc	Delaware
Blue Interactive Marketing Inc	Delaware
Blue Sky Green LLC	Delaware
BrandEdge Inc.	Delaware
Bravant LLC	Delaware
Bridge Worldwide LLC (fka Bridge WW Acquisition LLC)	Delaware
Brouillard Communications, Inc.	Delaware
Brulant Acquisition Company LLC	Delaware
BSB Club Bar, Inc.	New York
Burson-Marsteller, LLC	Delaware
Cannondale Associates, Inc.	Delaware
Capital IV LLC	Delaware
Center Partners, Inc.	Delaware
Cheskin Added Value	California
CME Scholar LLC	Delaware
Cole & Weber Inc	Oregon
Commodore Thompson Music, Inc.	Delaware
Commonhealth LLC	Delaware
Compas Inc.	New Jersey
Compete Inc	Delaware
Competitive Media Reporting Inc	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
Competitive Media Reporting LLC	Delaware
Cordiant Finance, Inc.	Delaware
Cordiant US Holdings, Inc.	Delaware
Crescendo Production Inc.	New York
Current Medical Directions LLC	Delaware
Cygnet Holdings Inc.	Delaware
Cymfony Inc	Delaware
Datacore Marketing LLC	Delaware
Davinci Healthcare Partners LLC	Delaware
Dewey Square Group, LLC	Delaware
Direct.com LLC	Delaware
Dynamic Logic Inc.	Delaware
Elemental Interactive Design & Development Inc.	Georgia
Enfatico LLC	Delaware
Eyepatch LA, Inc.	California
Eyepatch Productions, Inc.	Delaware
Finsbury US LLC	Delaware
Fitch, Inc.	Delaware
Food Group Inc	Delaware
Fortelligent LLC	Delaware
FOVA Inc.	Delaware
Fusion Five Inc.	Connecticut
Future Vision Media, Inc.	Michigan
FYI Worldwide LLC	Connecticut
G2 Direct and Digital Atlanta Inc	Delaware
G2 Worldwide Inc.	New York
Glendinning, Inc (FKA Einson Freeman, Inc.)	Delaware
Global Strategies Holdings Inc	Delaware
Global Strategies International LLC	New York
Great Productions Inc.	Delaware
Great Response Inc.	Delaware
Grey Advertising Inc.	Maryland
Grey Direct Inc.	Delaware
Grey Direct Services Inc.	Delaware
Grey Global Atlanta Inc.	Delaware
Grey Global Group Inc.	Delaware
Grey Healthcare Group Inc.	New York
Grey HOC 1 LLC	Delaware
Grey HOC 2 LLC	Delaware
Grey IFC 2 LLC	Delaware
Grey IFC LLC	Delaware
Grey India Inc.	Delaware

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Mediacom Inc.	Delaware
Grey Ventures Inc.	Delaware
Grey Worldwide Inc.	Delaware
Grey Worldwide Los Angeles Inc.	Delaware
GroupM Movie Entertainment Holdings Inc	Delaware
GroupM Movie Entertainment Inc	Delaware
GroupM Worldwide, Inc.	Delaware
GWE Inc	New York
HeadlightVision LLC	Delaware
HealthAnswers Education LLC	Delaware
Healthworld Corporation	Delaware
Healthworld International Holdings Inc.	Delaware
Hill & Knowlton, Inc.	Delaware
Hill & Knowlton/Samcor LLC	Delaware
HLS Holding LLC	Delaware
Hurd Studios Inc.	Delaware
Icodia, Inc	California
Icon International Inc	Delaware
IEG, LLC	Delaware
Imaginet LLC	Delaware
Independent Medical Education LLC	Delaware
Indetec International Inc	Delaware
Innovative Customer Solutions LLC	Delaware
Insight Medical Communications Inc.	Delaware
International Meetings & Science Inc.	Delaware
J Walter Thompson U.S.A Inc.	Delaware
J Walter Thompson Venture Company, Inc	Delaware
J. Walter Thompson Company Caribbean, Inc	Delaware
J. Walter Thompson Company Peruana, Inc	Delaware
J. Walter Thompson Company, Inc	Delaware
J. Walter Thompson Far Eastern Company, Inc	Delaware
JWT Facilities LLC	Delaware
JWT Music, Inc.	Delaware
JWT S05 LLC	Delaware
JWT Specialized Communications, Inc.	California
JWT Technology Inc	California
JWTWO Productions LLC	Delaware
Kantar Media Research, Inc.	Delaware
Kazaam! Inc	New York
KMR Holdings, Inc.	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
Knowledge Base Marketing GP	Texas
Knowledge Base Marketing Inc.	Delaware
Landis Strategy & Innovation LLC	Florida
Landor Associates International Inc	Delaware
Landor Ohio LLC	Delaware
Landor LLC	Delaware
Leopard Communications Inc.	Colorado
Lighthouse Global Network, Inc.	Delaware
Lightspeed Online Research Inc.	Delaware
Local Marketing Corporation	Ohio
Love Bug Productions LLC	Delaware
M80 Services, Inc.	California
Malone Advertising LLC	Delaware
Management Ventures, Inc.	Delaware
MAPS LLC	Delaware
Markatec Retail Marketing LLC	Delaware
Market Data Solutions Inc.	Delaware
Marketing and Planning Systems, LLC	Delaware
Mather Productions LLC	Delaware
Maxus Communications LLC	Delaware
Maxx Marketing Inc	Nevada
Mediaedge:CIA LLC	Delaware
Millward Brown, Inc.	Illinois
MindShare Days Productions LLC	Delaware
MindShare Entertainment USA LLC	Delaware
MindShare USA LLC	Delaware
MJM Creative Services, Inc	New York
mOne Worldwide LLC	Delaware
Morton Goldberg Associates, Inc.	Delaware
Mosaica MD, Inc.	Delaware
MRB Group, Inc.	Delaware
MSB, Inc.	Delaware
Nectar Acquisition Corp	Delaware
neo@Ogilvy LLC	Delaware
NFO Asia Pacific Inc	Delaware
NFO Europe Inc	Delaware
NFO International Inc	Delaware
NFO Prism Inc	Delaware
O&M After Hours (Non-Profit)	New York
Ogilvy & Mather Songs Inc	New York
Ogilvy & Mather Worldwide, Inc.	Delaware
Ogilvy Healthworld, Inc	New York
Ogilvy Public Relations Worldwide Inc.	Delaware
OgilvyAction LLC	Delaware
OgilvyOne LLC	Delaware

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Osprey Communications Inc	Connecticut
Outrider North America LLC	New York
Owl Group Holdings, Inc.	Delaware
Pace Communications Group, Inc.	Delaware
Peclers Paris North America, Inc.	Delaware
Penn, Schoen & Berland Associates, LLC	Delaware
PERQ/HCI LLC	Delaware
Phase Five Communications, Inc.	Delaware
Piranha Kid LLC	Delaware
PKG Media Inc.	Delaware
Planetactive LLC	Delaware
Plog Research LLC	Delaware
PNR Associates Inc	Pennsylvania
Preferred Professionals Inc.	Delaware
Public Relations & International Sports Marketing, Inc.	Delaware
Public Strategies, Inc	Texas
Quinn Gilespie & Associates LLC	Delaware
Rasor Communications, Inc.	Delaware
Rasor Holdings, Inc.	Delaware
Red Magasin Inc	Delaware
Red Works, Inc.	Delaware
Reese Communications, Inc.	District of Columbia
Regian & Wilson Inc.	Texas
Research International USA, Inc.	Illinois
Retail Forward Inc	Ohio
Ring Retail LLC	Delaware
RJC Inc.	Delaware
Robinson Lerer & Montgomery LLC	Delaware
Roman Brandgroup LLC	Delaware
S & S MCC and MCC. Inc.	Delaware
Schematic Inc	California
Schematic Latin America LLC	Delaware
SCPF America LLC	Delaware
SCPF Miami LLC	Delaware
Secondary Holding Company LLC	Delaware
Sentinel Productions Ltd	New York
Shire Health International, Inc.	Delaware
Soho Med, Inc.	New York
SoHo Square Public Relations Inc	New York
Soho Square, Inc.	Delaware
Sorensen Associates Inc	Oregon
Spafax Airline Network, Inc.	Delaware
Studio 466 Inc. (Non-Profit)	New York
Studio 58 Inc.	Delaware

NAME	JURISDICTION UNDER WHICH ORGANIZED
Studiocom.com, Inc.	Delaware
Sudler & Hennessey LLC	Delaware
Summit Grey Inc.	New York
Taylor Nelson Sofres Holdings Inc	Delaware
Team Detroit, Inc.	Delaware
TeamDetroit Stat LLC	Delaware
Ted Bates Worldwide (Delaware) Inc	Delaware
Tempus Group North America Holdings LLC	Delaware
The Avon Group Inc	Delaware
The Brand Union Inc	New York
The FCG Institute for Continuing Education LLC	Delaware
The Focus Network Inc.	Delaware
The GCI Group LLC	Delaware
The Geppetto Group LLC	Delaware
The Leonhardt Group, Inc.	Delaware
The Leverage Group Inc	Delaware
The Mattson Jack Group Inc.	Delaware
The Ogilvy Group, Inc.	New York
The Partners (Brand Consultants) LLC	Delaware
The Tape Center Inc.	Delaware
Timmons and Company, Inc.	Delaware
TNS (USA) Corp	Delaware
TNS Custom Research Inc	Delaware
TNS Entertainment Group Inc	Delaware
TNS Healthcare Inc	Delaware
TNS Media Research LLC	Delaware
TNS Nectar Inc	Delaware
TNS North America Inc	Delaware
TNS US Investments Partnership	Delaware
Triple Seven Concepts Inc.	Delaware
Valentine-McCormick-Ligibel,Inc.	Missouri
VF Holding I Inc.	Delaware
Vogel Farina LLC	Delaware
Walker Group/CNI Inc.	Missouri
WPP Barleycorn LLC	Delaware
WPP Dotcom Holdings Eight LLC	Delaware
WPP Dotcom Holdings Eighteen LLC	Delaware
WPP Dotcom Holdings Eleven LLC	Delaware
WPP Dotcom Holdings Fifteen LLC	Delaware
WPP Dotcom Holdings Five LLC	Delaware
WPP Dotcom Holdings Four LLC	Delaware
WPP Dotcom Holdings Fourteen LLC	Delaware
WPP Dotcom Holdings Nine LLC	Delaware
WPP Dotcom Holdings Nineteen LLC	Delaware

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Dotcom Holdings One LLC	Delaware
WPP Dotcom Holdings Seven LLC	Delaware
WPP Dotcom Holdings Seventeen LLC	Delaware
WPP Dotcom Holdings Six LLC	Delaware
WPP Dotcom Holdings Sixteen LLC	Delaware
WPP Dotcom Holdings Ten LLC	Delaware
WPP Dotcom Holdings Thirteen LLC	Delaware
WPP Dotcom Holdings Three LLC	Delaware
WPP Dotcom Holdings Twelve LLC	Delaware
WPP Dotcom Holdings Twenty LLC	Delaware
WPP Dotcom Holdings Two LLC	Delaware
WPP Global Technology Services, LLC	Delaware
WPP Group Holdings, Corp.	Delaware
WPP Group Management Inc.	Delaware
WPP Group MTV III Holding LLC	Delaware
WPP Group U.S. Finance Corp.	Delaware
WPP Group US Investments Inc	Delaware
WPP Group USA, Inc.	Delaware
WPP IH 2001 Inc	Delaware
WPP Luxembourg Square LLC	Delaware
WPP Properties	Delaware
WPP Team Chemistry LLC	Delaware
WPP US Holdings Inc.	Delaware
Wunderman Media LLC	Delaware
Wunderman Worldwide LLC	Delaware
York Merger Square 2004 Inc	Delaware
Young & Rubicam Inc.	Delaware
Zebra Studios Inc	Delaware
Ziment Group, Inc.	Delaware

Non - US
J Walter Thompson (Algeria) SARL	Algeria
Taylor Nelson Sofres S.a.r.l.	Algeria
141 Bonta S.A.	Argentina
Action Line de Argentina S.A.	Argentina
AHDL S.A.	Argentina
Burson-Marsteller S.A.	Argentina
Great Spot! Films S.A.	Argentina
Grey Argentina S.A.	Argentina
Grey Interactive S.A.	Argentina
Hill & Knowlton de Argentina S.A.	Argentina
Información y Decisión Consultores, S.A.	Argentina
J Walter Thompson Argentina S.A.	Argentina
JWT S.A.	Argentina

NAME	JURISDICTION UNDER WHICH ORGANIZED
LatinPanel Argentina SA	Argentina
Mediacom Argentina S.A.	Argentina
Mindshare Argentina S.A.	Argentina
Multigap S.A.	Argentina
Ogilvy & Mather Argentina S.A.	Argentina
Red Cell S.A.	Argentina
Santo Buenos Aires S.A.	Argentina
SMA SA	Argentina
Sur Contact Center S.A.	Argentina
The Media Edge S.A.	Argentina
Thompson Connect Worldwide S.A.	Argentina
TNS Gallup Argentina SA	Argentina
Tsubcero S.A.	Argentina
Wunderman Cato Johnson S.A.	Argentina
Y&R Inversiones Publicitarias S.A.	Argentina
Young & Rubicam S.A.	Argentina
20:20Brand Action Pty Ltd	Australia
24/7 Real Media Pty Ltd	Australia
ABKP Ideaworks Pty Ltd	Australia
ACN 129 394 565 Pty Ltd	Australia
Added Value (Australia) Pty Ltd	Australia
Adswan Pty Ltd	Australia
Adtown Pty Ltd	Australia
Adult Search Solutions Pty Ltd	Australia
Advertising Facilities Pty Limited	Australia
Alliance Australia Pty Ltd	Australia
Babela Pty Ltd	Australia
Beyond Interactive Pty. Ltd.	Australia
Black Book Holdings Pty Ltd	Australia
Black Book Nominees (Sydney) Pty Ltd	Australia
Black Book Nominees Pty Ltd	Australia
Brand Dialogue Pty Ltd	Australia
Burson-Marsteller Pty Ltd	Australia
Candle Lit Films Pty Ltd	Australia
Carl Byoir Associates Australia Pty Ltd	Australia
CAW Marketing Pty Limited	Australia
Chameleon Digital Systems Pty	Australia
Clik TV Pty Limited	Australia
Collins Thomas Cullen Pty Ltd	Australia
Corpedge Pty Ltd	Australia
Corplite Pty Ltd	Australia
Daipro Pty. Ltd.	Australia

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Dialog Marketing Communications Pty Ltd (D)	Australia
Enterprise IG (Australia) Pty Ltd	Australia
EWA Heidelberg Pty Ltd	Australia
Expanded Media Holdings Pty Limited	Australia
Expanded Media Investments Pty Ltd	Australia
Financial and Management Services Pty Ltd	Australia
Fudge Group Pty Ltd	Australia
Gasworks Pty Ltd	Australia
GCI Group Australia Pty Ltd.	Australia
George Patterson (Brisbane) Pty Ltd	Australia
George Patterson (Sydney) Pty Ltd	Australia
George Patterson Nominees Pty Ltd	Australia
George Patterson Partners Pty Ltd	Australia
George Patterson Properties Pty Ltd	Australia
George Patterson Y&R Pty Limited	Australia
Glendinning Management Consultants Australia Pty Ltd	Australia
Global Scan Pty Ltd	Australia
Graffiti Group Pty Ltd	Australia
Grey Australia New Zealand Pty. Ltd.	Australia
Grey Canberra Pty Ltd	Australia
Grey Global Group Australia Pty. Ltd.	Australia
Grey Healthcare Pty. Ltd.	Australia
Grey Healthcare Unit Trust	Australia
Grey Services Unit Trust	Australia
Grey Worldwide Pty. Ltd.	Australia
Group Employee Services Pty Ltd	Australia
Group M Communications Pty Ltd	Australia
Hill & Knowlton Australia Pty Ltd	Australia
HKC Australia Pty Ltd	Australia
Howorth Communications Pty Ltd	Australia
i2i Communications Pty Ltd	Australia
Ideaworks (Holdings) Pty Limited	Australia
Ideaworks Collateral Services Pty Limited	Australia
Ideaworks Design Pty Limited	Australia
Ideaworks Environmental Design Pty Limited	Australia
Ideaworks Media Pty Ltd	Australia
Ideaworks Recruitment Pty Ltd	Australia
Illuminos Pty Ltd	Australia
Impact Employee Communications Pty Ltd	Australia
Interface Advertising Pty Ltd	Australia
Isis Design Pty Ltd	Australia

NAME	JURISDICTION UNDER WHICH ORGANIZED
J Walter Thompson Australia Pty Ltd	Australia
Jamieson House Pty Ltd	Australia
JWT Specialized Communications Pty Ltd	Australia
Landor Associates Pty Ltd	Australia
Lightspeed Research Australia Pty Ltd	Australia
M Media Group Pty Ltd	Australia
Marketing Communications Holdings Australia Pty Ltd	Australia
Maxx Marketing Pty Ltd	Australia
Mediacom Australia Pty Ltd	Australia
Mediacompete Digital Pty Ltd	Australia
Mediacompete Pty Ltd	Australia
Mediaedge:cia Pty Ltd	Australia
Millward Brown Pty Ltd	Australia
Mindshare Pty Ltd	Australia
Monahan Dayman Adams (Gold Coast) Pty Ltd	Australia
Motivator Media Pty Ltd	Australia
Ogilvy Healthworld Pty Ltd	Australia
Ogilvy PR Health Pty Limited	Australia
Ogilvy Public Relations Worldwide Pty Ltd	Australia
Outrider Pty Ltd	Australia
Patts B2B Pty Ltd	Australia
Patts Consulting PTY Ltd	Australia
Patts Digital Pty Ltd	Australia
Patts Marketing Services Pty Ltd	Australia
Patts TV Pty Ltd	Australia
Phase V Pty Ltd.	Australia
Phoenix Public Relations Pty Ltd	Australia
Plush Films Pty Ltd	Australia
Power Panels Pty Ltd	Australia
PR Dynamics Australia Pty Ltd	Australia
Premier Automotive Advertising Pty Ltd	Australia
PRISM Team Australia Pty Ltd	Australia
Professional Change and Development Pty Ltd	Australia
Professional Public Relations PTY Ltd	Australia
Pulse Communications Pty Ltd	Australia
Research International Pty Ltd	Australia
Retail One Pty Ltd	Australia
Salespoint Pty Ltd	Australia
Sizwe Investments Pty Ltd	Australia
Social Shift Pty Limited	Australia
Strategic Horizons Pty Ltd	Australia
Strategy Lab Pty Ltd	Australia

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Sudler & Hennessey Australia Pty Ltd	Australia
Taylor Nelson Sofres Asia Pacific Pty Limited	Australia
Taylor Nelson Sofres Australia Proprietary Limited	Australia
The Added Value Group (Australia) Pty Ltd	Australia
The Campaign Palace Melbourne Unit Trust	Australia
The Campaign Palace Pty Ltd	Australia
The Campaign Palace Pty Ltd	Australia
The Campaign Palace Sydney Unit Trust	Australia
The Communications Group Holdings Pty Ltd	Australia
The Direct Bond Pty Ltd	Australia
The Initiatives Group Pty Ltd	Australia
The Media Palace PTY Ltd	Australia
The Responsebank Pty Ltd	Australia
Total Media Advertising Pty Ltd	Australia
Total Media Australia Pty Ltd	Australia
Total Media Unit Trust	Australia
Underline:Fitch Pty Ltd	Australia
WhizzbangArt Pty. Ltd.	Australia
WPP Holdings (Australia) Pty Ltd	Australia
Wunderman Automotive Pty Ltd	Australia
Wunderman Hold Co Pty Ltd	Australia
Wunderman Pty Ltd	Australia
X/M Pty Limited	Australia
XMPS Holdings Pty Ltd	Australia
Young & Rubicam Brands Holdings Pty Ltd	Australia
Young & Rubicam Brands Pty Ltd	Australia
Young & Rubicam Group Pty Ltd	Australia
Young & Rubicam Melbourne Pty Ltd	Australia
Young & Rubicam Pty Ltd	Australia
Young & Rubicam Sydney Pty Ltd	Australia
141 Austria Werbeagentur GmbH	Austria
aha puttner red cell Werbeagentur GMBH	Austria
Design Direct Realisierung von innovativen Kommunikationsideen GmbH	Austria
Grey Worldwide Austria GmbH	Austria
International Facilities Holding GmbH	Austria
JWT Engage GmbH	Austria
JWT Wien Werbeangentur GmbH	Austria

NAME	JURISDICTION UNDER WHICH ORGANIZED
Maxus Media Communications GmbH	Austria
MediaCom Agentur fur Media Beratung, Planug - Forschung und Einkauf GmbH	Austria
Mediaedge:cia GmbH	Austria
Mindshare GmbH & Co. Kg	Austria
Ogilvy & Mather CIS Media Services GmbH	Austria
Ogilvy & Mather GmbH	Austria
Ogilvy & Mather Media Services GmbH	Austria
Ogilvy & Mather Media Services GmbH & Co. KG	Austria
Ogilvy Interactive Worldwide Multimedia Beratung GmbH	Austria
OgilvyOne Worldwide Werbeagentur und Marketingberatung GmbH	Austria
Red Cell Werbeagentur GmbH	Austria
RMG: Connect Marketing GmbH	Austria
Wunderman Direct Marketing Agentur GmbH	Austria
Young & Rubicam Vienna GmbH	Austria
A.M.R.B WL.L	Bahrain
Gulf Hill & Knowlton WLL	Bahrain
J Walter Thompson - Bahrain WLL	Bahrain
J. Walter Thompson Middle East and North Africa E.C.	Bahrain
TNS Middle East & Africa WLL	Bahrain
Grey Advertising (Bangladesh) Ltd	Bangladesh
Behigh SA	Belgium
Burson-Marsteller SA	Belgium
Dimarso	Belgium
Dorland & Grey SA	Belgium
EOS Gallup Europe SCRL	Belgium
Friday Communications SA	Belgium
Geoffrey Holdings SA	Belgium
Grey Holding SA	Belgium
GroupM Belgium SA/NV	Belgium
Hill & Knowlton International Belgium SA	Belgium
J Walter Thompson SA	Belgium
Kinetic Belgium SA	Belgium
LDV United NV	Belgium
Ludon SA	Belgium
Media+ SA	Belgium
Mediaedge CIA SA	Belgium

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mindshare + SA	Belgium
NID	Belgium
Ogilvy & Mather SA	Belgium
Ogilvy Public Relations Worldwide SA	Belgium
Ogilvy Shared Services SA	Belgium
OgilvyOne Worldwide SA	Belgium
Production Plus SA	Belgium
Research International SA	Belgium
Sobemap Marketing	Belgium
Sudler & Hennessey Belgium SA	Belgium
Tagora SA	Belgium
These Days NV	Belgium
WPP Algani SNC	Belgium
WPP Group Services SNC	Belgium
Wunderman SA	Belgium
Young & Rubicam Belgium SPRL	Belgium
Marketing Services Risk Surety Ltd	Bermuda
J Walter Thompson Bolivia S.A.	Bolivia
141 Brasil Comunicacao Ltda	Brazil
Açao Produçoes Graficas e Electronicas Ltda	Brazil
Action Line Telemarketing do Brasil Ltda	Brazil
Bates Latin America Holdings Ltda.	Brazil
Bates Propaganda e Produçoes Ltda.	Brazil
Burson Marsteller Ltda	Brazil
CBBA Propaganda Ltda	Brazil
DataSearch Communicao Ltda	Brazil
DCSNET SA	Brazil
Energia, Young & Rubicam Brasil Ltda	Brazil
Energy Marketing & Communicao Ltda	Brazil
G2.Grey Comunicaçao e Marketing Ltda.	Brazil
Goldfarb Consultants Brasil Ltda	Brazil
GPAT SA Propaganda e Publicidade	Brazil
Grey Interactive Ltda	Brazil
Grey Zest Direct Marketing e Publicidade Ltda	Brazil
Hill & Knowlton Brasil Ltda	Brazil
Hill & Knowlton do Brasil - Communicaçao Integrada Ltda	Brazil
J Walter Thompson Publicidade Ltda	Brazil
Marketdata Solutions Brasil Ltda	Brazil
Marsteller Ltda	Brazil
Master Publicidade SA	Brazil

NAME	JURISDICTION UNDER WHICH ORGANIZED
MatosGrey Comunicaçao Ltda.	Brazil
Millward Brown do Brasil Ltda	Brazil
Newcomm Holdings Ltda	Brazil
Newdesign Participaçoes Ltda.	Brazil
Ogilvy & Mather Brasil Comunicacao Ltda	Brazil
Ogilvy Publicidade Ltda	Brazil
OgilvyInteractive Communicao Ltda	Brazil
OgilvyOne Brasil Communicao Ltda	Brazil
One Publicidade Ltda.	Brazil
P2 ALL Servicos Temporarios Ltda	Brazil
Research International Brasil Consultoria e Analise De Mercado Ltda	Brazil
RMG Connect Comunicacao Ltda	Brazil
TNS Brasil S/A	Brazil
TNS Interscience S/A	Brazil
TNS Interscience Servicios	Brazil
TNS Servicios de Pesquisa Ltda	Brazil
WPP (Curitiba) Participaçoes Ltda.	Brazil
WPP (Porto Alegre) Participaçoes Ltda.	Brazil
WPP do Brasil Participaçoes Ltda	Brazil
Wunderman Brasil Communicacoes Ltda	Brazil
Y&R Propaganda Ltda.	Brazil
Young & Rubicam Comunicaçoes Ltda	Brazil
Young & Rubicam do Brasil Ltda	Brazil
Grey Worldwide Bulgaria EOOD	Bulgaria
Index AD	Bulgaria
Bates Cambodia Ltd	Cambodia
Mindshare Cambodia Ltd	Cambodia
OgilvyAction Cambodia Ltd	Cambodia
24/7 Media Canada Holding Company	Canada
24/7 Real Media Inc	Canada
Blast Radius Inc	Canada
Competitive Media Reporting Co	Canada
GCI Communications Inc	Canada
Grey Advertising (Vancouver) ULC	Canada
Grey Advertising ULC	Canada
GroupM Canada Inc	Canada
Hill & Knowlton Ducharme Perron Ltee	Canada
J. Walter Thompson Company Limited	Canada
Marketforce Communication ULC	Canada

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Marketing Communications Group Inc.	Canada
Maxcem Marketing Solutions Inc	Canada
Media Buying Services ULC	Canada
Mediacom Canada ULC	Canada
Millward Brown Canada Inc	Canada
Mindshare Canada Limited	Canada
Mindshare Days Production Canada Ltd	Canada
OgilvyOne Worldwide Ltd	Canada
RMG Connect Inc.	Canada
Spafax Canada Inc	Canada
The Meadow Wood Communication Group Inc	Canada
The Media Company / MBS	Canada
The Young & Rubicam Group of Companies ULC	Canada
TNS Canadian Facts Inc	Canada
WPP Group Canada Communications Ltd	Canada
WPP Group Canada Finance, Inc.	Canada
WPP Simcoe Square Ltd	Canada
Actionline Chile SA	Chile
Asesorias Prism Chile Limitada	Chile
Burson-Marsteller Communicaciones Limitada	Chile
Design Direct Chile SA	Chile
Energia Young & Rubicam SA	Chile
Estrategia Integral de Communicaciones SA (“EIC”)	Chile
Glue Chile SAC	Chile
Grey Chile SA	Chile
GroupM Chile SAC	Chile
Hill & Knowlton Captiva SA	Chile
Hill & Knowlton Chile SA	Chile
Inversiones CI SA	Chile
J Walter Thompson Chilena SAC	Chile
LatinPanel Chile SA	Chile
Media Edge Comunicaciones Chile Limitada	Chile
Ogilvy & Mather Chile S.A	Chile
Ogilvy Action Chile SA	Chile
OgilvyOne Chile SA	Chile
Prolam Young & Rubicam SA	Chile
Spafax Medios y Publicidad Ltda	Chile
Time Research Chile SA	Chile
TNS Chile SA	Chile

NAME	JURISDICTION UNDER WHICH ORGANIZED
Wunderman Chile Consultoria y Comunicaciones Ltda	Chile
Young Media SA	Chile
Agenda (Beijing) Ltd	China
Bao Lin Advertising (Shanghai) Co Ltd	China
Bates Apex Integrated Marketing Co. Ltd	China
Bates Guangzhou Dahua Advertising Co. Ltd	China
Beijing Ogilvy Raynet Communications Co Ltd	China
Blue Interactive Technology Department (Beijing) Co. Ltd	China
Burson Marsteller (Guangdong) Public Relations Co. Ltd	China
Cohn & Wolfe Marketing Consulting (Shanghai) Co. Ltd	China
CVSC Sofres Media Co. Limited	China
David Communications (Beijing) Group	China
DAYI (Shanghai) Consulting Ltd	China
Effort Ogilvy (Fujian) Advertising Limited	China
G2 Aviavision China Sourcing Co. Ltd	China
G2 China Co. Ltd	China
G2 Star Echo Marketing Communications Co. Ltd	China
Glendinning Management Consultants (Shanghai) Co. Ltd	China
Grand Wealth International Holdings Ltd	China
Grey China Advertising Co. Ltd (Beijing)	China
GroupM Shanghai Advertising Co. Ltd	China
Guangzhou Approach Marketing Communications Co. Ltd	China
Guangzhou Dawson Marketing Communications Consulting Co. Ltd	China
Guangzhou Kai Di Advertising Ltd (Batey)	China
Guangzhou Win-line Marketing Communications Co. Ltd	China
Hill & Knowlton China Public Relations Co Ltd	China
H-Line Ogilvy Communications Company Ltd	China

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
J.Walter Thompson Bridge Advertising Co. Ltd.	China
Millward Brown ACSR Co. Ltd	China
Neo@ogilvy Co Ltd	China
Ogilvy & Mather Enterprise IG Ltd	China
Oracle AddedValue Market Research Company Limited	China
Red Wasabi Marketing Consulting (Shanghai) Co., Ltd	China
Research International China (Guangzhou) Ltd	China
Shanghai Always Marketing Services Co Ltd	China
Shanghai Bates MeThinks Marketing Communications Co. Ltd	China
Shanghai Ogilvy & Mather Advertising Ltd	China
Shanghai Ogilvy & Mather Marketing Consultants Ltd	China
Shanghai Power Force Marketing Services Co Ltd	China
Shenzhen Black Arc Ogilvy Advertising Media Limited	China
Soho Square Advertising Co. Ltd	China
TNS China Co. Limited	China
TNS Marketing Consultancy (Shanghai) Co. Ltd	China
Young & Rubicam (Beijing) Advertising Co, Ltd	China
Zdology Marketing Research & Consulting (GZ) Ltd.	China
C&C Action Marketing Ltda	Colombia
Energia Y&R Ltda	Colombia
G2 Colombia Ltda	Colombia
J. Walter Thompson Colombia Ltda	Colombia
Mediaedge: Cia Ltda	Colombia
Millward Brown Colombia Ltda	Colombia
MindShare de Colombia Ltda	Colombia
Ogilvy & Mather S.A.	Colombia
REP Grey Worldwide S.A.	Colombia
TSG Colombia Ltda	Colombia
Wunderman Ltda	Colombia
Young & Rubicam Brands Ltda	Colombia
J Walter Thompson SA	Costa Rica
Schematic Costa Rica Ltda	Costa Rica
TNS Data S.A.	Costa Rica

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Zagreb d.o.o. Zatrisno Kommuniciranje	Croatia
Mediacom Zagreb d.o.o.	Croatia
Grey Worldwide Middle East Network Ltd	Cyprus
Pelerdon Holdings Ltd	Cyprus
Spot Thompson Ltd	Cyprus
Beyond Interactive s.r.o	Czech Republic
Bi Praha Red Cell s.r.o	Czech Republic
Grey Praha spol s.r.o.	Czech Republic
Group M s.r.o.	Czech Republic
Mather Activation s.r.o	Czech Republic
Mather Advertures s.r.o.	Czech Republic
Mather Communications s.r.o	Czech Republic
Mather Public Relations s.r.o	Czech Republic
MAXUS Czech Republic s.r.o.	Czech Republic
MediaCom Praha s.r.o.	Czech Republic
Mediaedge:cia Czech Republic s.r.o	Czech Republic
Millward Brown Czech Republic s.r.o.	Czech Republic
MindShare Sro	Czech Republic
MQI Brno, spol. s.r.o.	Czech Republic
Ogilvy & Mather Morava, spol. s.r.o.	Czech Republic
Ogilvy & Mather spol s.r.o.	Czech Republic
Ogilvy Action s.r.o.	Czech Republic
Ogilvy CID s.r.o	Czech Republic
Ogilvy Public Relations s.r.o.	Czech Republic
OgilvyOne AS	Czech Republic
RedWorks s.r.o.	Czech Republic
Rmg:connect s.r.o.	Czech Republic
The Core Group s.r.o.	Czech Republic
TNS AISA s.r.o.	Czech Republic
TNS Connect AS	Czech Republic
Wunderman s.r.o.	Czech Republic
Young & Rubicam Praha s.r.o.	Czech Republic
ABC Hill & Knowlton A/S	Denmark
ADPeople A/S	Denmark
Bates Red/Cell Gruppen A/S	Denmark
Burson Marsteller A/S	Denmark
DataIntelligence A/S	Denmark
Dyhr / Hagen A/S	Denmark
e-merge Wunderman AS	Denmark
Friendly Film A/S	Denmark
Future Lab Business A/S	Denmark

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Future Lab Business Group A/S	Denmark
Futurelab Business Consulting A/S	Denmark
G2 Copenhagen A/S	Denmark
GCI Mannov København A/S	Denmark
Grey Nordic ApS	Denmark
Grey Shared Services A/S	Denmark
Grey Worldwide Kobenhavn A/S	Denmark
GroupM Denmark A/S	Denmark
Halbye Kaag JWT A/S	Denmark
Hundred Percent Film Production A/S	Denmark
JLM Holdings APS	Denmark
LFC no. 3 A/S	Denmark
Market Data Solutions A/S	Denmark
Maxus Communications A/S	Denmark
MEC: Sponsorship ApS	Denmark
MEC:Interaction Denmark A/S	Denmark
Mediabroker A/S	Denmark
MediaCom Danmark A/S	Denmark
Mediaedge:CIA Denmark A/S	Denmark
Mediaedge:CIA Denmark Holdings A/S	Denmark
Mindshare Denmark A/S	Denmark
Ogilvy Denmark A/S	Denmark
Production A/S	Denmark
ProMedia A/S	Denmark
Research International A/S	Denmark
TNS Gallup Denmark A/S	Denmark
Uncle Grey A/S	Denmark
WPP Holding Denmark A/S	Denmark
Y&R Denmark Holdings II APS	Denmark
J.Walter Thompson Dominicana S.A.	Dominican Republic
Asdaa PR Holdings Inc	Dubai
Classic Partnership LLC	Dubai
Grey Worldwide Co. LLC	Dubai
Intermarkets Holding Inc	Dubai
Wunderman Inc	Dubai
LatinPanel Ecuador SA	Ecuador
Grey Worldwide Middle East Network Ltd	Egypt
Mediacom Egypt	Egypt
Mediacom Lebanon	Egypt
TMI J Walter Thompson Advertising Egypt Ltd	Egypt
TNS Egypt Limited	Egypt
TNS Data SA de CV	El Salvador
J Walter Thompson S.A. de C.V.	El Salvador
AS Emor	Estonia
Hill & Knowlton Eesti As	Estonia

NAME	JURISDICTION UNDER WHICH ORGANIZED
GroupM Finland Oy	Finland
Happi Mindshare Finland Oy	Finland
Hill & Knowlton Finland Oy	Finland
Hill & Knowlton Productions A/S	Finland
J Walter Thompson Finland Oy	Finland
Maxus Oy	Finland
MEC Finland Oy	Finland
Suoman Gallup TV Research OY	Finland
Suomen Gallup Elintarviketieto Oy	Finland
Taylor Nelson Sofres Suomi OY	Finland
TNS Gallup OY	Finland
TNS Radar Research Consulting Oy	Finland
Young & Rubicam Finland OY	Finland
141 France SAS	France
24/7 Real Media France SARL	France
Added Value SAS	France
Argonautes SA	France
Audit Et Systems Consultants	France
AV Co Sarl	France
AxiCom Communications SARL	France
Banner Media France SASU	France
Bates SAS	France
Burson-Marsteller SAS	France
Callegari Berville Grey SA	France
CB Associees SAS	France
CBA Architecture Commerciale et Design D’environnement SA	France
Cohn&Wolfe SA	France
Compagnie Fonciere Les Yvelines	France
Concorde Finance France (CFF) SAS	France
CT Finances SA	France
Design Direct SAS	France
Fieldwork RI SAS	France
Fitch Vendome SAS	France
G2 Paris SAS	France
GIE Media Insight	France
GIE Mindshare	France
Glendinning Management SAS	France
Grey Global Group France SAS	France
Grey Healthcare Paris SA	France
GroupM SAS	France
HFT SA	France
Hill & Knowlton SAS	France
Impiric Interactive	France
J Walter Thompson SAS	France
JFC SAS	France
Kassius SA	France
Kinetic SAS	France

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Landor Associates SAS	France
Le Lab Consulting SAS	France
Les Ouvriers du Paradis Babylone United SAS	France
Les Ouvriers du Paradis Bourgognes SAS	France
Louiseholding SAS	France
Lumiere Publicite SARL	France
Mather Communications SAS	France
Mediacom Paris SA	France
Mediaedge:CIA France SAS	France
Millward Brown SAS	France
Ogilvy & Mather S.A.	France
Ogilvy Action SAS	France
Ogilvy Healthworld France SAS	France
Ogilvy Public Relations SAS	France
OgilvyOne Worldwide SAS	France
Peclers Paris SAS	France
Plein Papier SARL	France
PR AKKA SAS	France
Prism SAS	France
Pro Deo SAS	France
Production 57 SARL	France
Relations Publiques Caroline Allain SAS	France
Research International SAS	France
RMG SAS	France
Rmg:connect SAS	France
Sofres Asia Pacific SAS	France
Sofres Communication SAS	France
Sofres Lyon Sarl	France
Strateme SARL	France
Sudler & Hennessey SAS	France
Taylor Nelson Sofres SAS	France
The Brand Union SARL	France
TNS Direct SAS	France
TNS Healthcare SAS	France
TNS SAS	France
TransGrey SAS	France
WPP Finance Holdings SAS	France
WPP Finance SA	France
Wunderman Interactive SAS	France
Wunderman SAS	France
Wunderman TeleServices EURL	France
Y&R 2.1 SAS	France
Y&R Delaware I SNC	France
Y&R Delaware II EURL	France
Young & Rubicam SAS	France

NAME	JURISDICTION UNDER WHICH ORGANIZED
Young & Rubicam France EURL	France
Young & Rubicam Holdings SAS	France
“INCH” Design Service GmbH	Germany
141 Worldwide GmbH	Germany
24/7 Real Media Deutschland GmbH	Germany
Abels & Grey GmbH	Germany
Advanced Techniques Group GmbH	Germany
Argonauten G2_ GmbH	Germany
Atletico Germany GmbH	Germany
Best of Media GmbH	Germany
Beyond Interaction GmbH	Germany
Burson-Marsteller GmbH	Germany
Cherry on the Cake GmbH	Germany
Cohn & Wolfe Public Relations GmbH & Co. KG	Germany
Cohn und Wolf Verwaltungs GmbH	Germany
Concept Media GmbH, Stuttgart	Germany
Concept! Venture GmbH	Germany
Connect 21 GmbH	Germany
Consellgruppe Werbeagentur GmbH	Germany
Cordiant Holdings GMBH	Germany
cpz Ogilvy Public Relations GmbH	Germany
Diebitz, Stoppler, Braun & Kuhlmann Werbeagentur GmbH	Germany
Dorland Werbeagentur GMBH	Germany
Emnid GmbH	Germany
F + I GmbH Research Consulting Marktforschung	Germany
Facts & Fiction GmbH	Germany
FREY.G2 GmbH	Germany
FutureCom GmbH	Germany
GCI Healthcare Uternehmensberatung fur Kommunikation GmbH	Germany
Global ‘Sportnet’ Beteiligungs GmbH	Germany
Global ‘Sportnet’ Sportmarketing GmbH & Co KG	Germany
GRAMM Werbeagentur GmbH	Germany
Grey & Wolff Werbeagentur GmbH	Germany
Grey CIS Werbeagentur GMBH	Germany
Grey Global Group Middle Europe GmbH & Co. KG	Germany
Grey GMBH	Germany
Grey Healthcare GmbH	Germany
Grey Holding Central Europe GMBH	Germany
Grey Worldwide GmbH	Germany
GroupM Competence Center GmbH	Germany
GroupM Germany GmbH	Germany

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Hering Schuppener Consulting Strategieberatung fur Kommunikation GmbH	Germany
Hering Schuppener GCI Uternehmensberatung fur Kommunikation GmbH	Germany
Hill & Knowlton Communication GmbH	Germany
Hiller, Wurst & Partner GmbH	Germany
Icon Added Value GmbH	Germany
Icon regio Gesellschaft fur Regional Verkehrsforschung und Standomarketing GmbH	Germany
Icon Wirtschafts - und Finanazmarktforschung GmbH	Germany
InfraLive GmbH	Germany
Infratest dimap Gesellschaft Fur Trend und Wahlforschung GmbH	Germany
Infratest GmbH	Germany
Interbates Beteiligungs GmbH & Co KG	Germany
Intercom Management GMBH	Germany
Intramedic GmbH	Germany
J Walter Thompson GmbH & Co KG	Germany
J. Walter Thomspon Verwaltungs GmbH	Germany
JWT Engage GmbH	Germany
KBM GmbH	Germany
Klautzsch und Grey GmbH	Germany
Landor Associates GmbH	Germany
Magic Moments Agentur Fur Kommunikation GmbH	Germany
Magic Poster GmbH	Germany
Mather Direct GmbH	Germany
MAXUS Communications GmbH	Germany
MEC Access GmbH	Germany
Media Consult WPP GmbH	Germany
MediaCom Agentur Fur Media-Beratung GmbH	Germany
MediaCom CIS GMBH	Germany
Mediacom Hamburg GmbH	Germany
MediaCom Holding Central & Eastern Europe GMBH	Germany
MediaCom München GmbH	Germany
Mediaedge:CIA Germany Holding GmbH	Germany
Mediaedge:CIA GmbH	Germany
Michael Vagedes GmbH	Germany
Millward Brown Germany GmbH	Germany
Mindshare GmbH	Germany

NAME	JURISDICTION UNDER WHICH ORGANIZED
Neo@Ogilvy GmbH	Germany
NFO Europe Verwaltungs GmbH	Germany
NFO International GmbH Holding	Germany
Ogilvy & Mather Deutschland GmbH	Germany
Ogilvy & Mather GmbH	Germany
Ogilvy & Mather Werbeagentur GmbH	Germany
Ogilvy Action GmbH	Germany
Ogilvy Brand Center GmbH & Co KG	Germany
Ogilvy Brand Center Verwaltungs GmbH	Germany
Ogilvy BTL GmbH	Germany
Ogilvy Finance AG	Germany
Ogilvy Healthworld GmbH	Germany
Ogilvy Interactive Worldwide GmbH	Germany
OgilvyBrains GmbH	Germany
OgilvyOne Worldwide GmbH	Germany
Performance Sportnet Worldwide GmbH	Germany
Planetactive GmbH	Germany
PQ Plakatqualitat GmbH	Germany
PRISM International GmbH	Germany
Quisma GmbH	Germany
Red Cell Werbeagentur GmbH	Germany
Research International GmbH	Germany
rmg: connect GmbH	Germany
S&K Grey GMBH	Germany
Salesedge GmbH	Germany
Santamaria GmbH	Germany
Satzfabrik GmbH	Germany
Sudler & Hennessey GmbH	Germany
Sudler & Hennessey Berlin GmbH	Germany
The Brand Union GmbH	Germany
Tillmans Ogilvy & Mather Werbeagentur GmbH	Germany
TNS Emnid GmbH & Co. KG	Germany
TNS Emnid Median und Sozialforschung GmbH	Germany
TNS Forschung GmbH	Germany
TNS Healthcare GmbH	Germany
TNS Infratest Beteilligungs GmbH	Germany
TNS Infratest Gesundheitsforschung GmbH	Germany
TNS Infratest GmbH	Germany
TNS Infratest Holding GmbH & Co. KG	Germany
TNS Infratest Verwaltungs GmbH	Germany
TNS Socialforschung GmbH	Germany

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Verwaltungsgesellschaft Global Sportnet Sportmarketing mbH	Germany
WPP Dritte Beteiligungs Verwaltungs GmbH	Germany
WPP Funfte Beteiligungs Verwaltungs GmbH	Germany
WPP Media Holdings GmbH	Germany
WPP Service GmbH	Germany
Wunderman Consulting GmbH	Germany
Wunderman GmbH	Germany
Wunderman Teleservices GmbH & Co KG	Germany
Wunderman Teleservices Verwaltungs GmbH	Germany
Wunderman Verwaltungs GmbH (Frankfurt)	Germany
Young & Rubicam Brands GmbH	Germany
Young & Rubicam GmbH & Co KG	Germany
Young & Rubicam Verwaltungs GmbH	Germany
ZEG Zentrum for Epideiologie und Ges GmbH	Germany
MM Media Marketing GmbH	Germany
Mindshare Ghana Ltd	Ghana
Bates Hellas Advertising SA	Greece
Geo Young & Rubicam SA	Greece
Grey Athens SA	Greece
Maxus Commercial Communication SA	Greece
MediaCom Ltd	Greece
Mediaedge:cia Medianetwork Hellas	Greece
Movielab Cinema Movies and Television SA	Greece
Publicom Hill & Knowlton Hellas Ltd	Greece
Red Cell Advertising SA	Greece
Research International Hellas SA	Greece
Salesplus Ltd	Greece
Screen Design & Production of Advertising and Promotional Material Ltd	Greece
Spot Thompson Total Communication Group SA	Greece
Taylor Nelson ICAP Market Research SA	Greece
The Media Edge SA	Greece
Tribe Advertising Services SA	Greece
WCJ Advertising SA	Greece
Wunderman Advertising SA	Greece

NAME	JURISDICTION UNDER WHICH ORGANIZED
Hill & Knowlton SA	Guatemala
J Walter Thompson SA	Guatemala
TNS Data S.A.	Guatemala
TNS Finance (CI) Limited	Guernsey
TNS Finance (G) Limited	Guernsey
TNS Finance Limited	Guernsey
J Walter Thompson SA	Honduras
141 Limited	Hong Kong
Agenda (Hong Kong ) Ltd	Hong Kong
Agenda Group (Asia) Ltd	Hong Kong
Atlas Communication Hong Kong Ltd	Hong Kong
Bates Asia Ltd	Hong Kong
Bates China Ltd	Hong Kong
Bates Hong Kong Ltd	Hong Kong
BatesAsia Hong Kong Ltd	Hong Kong
Beyond Communication Hong Kong Ltd	Hong Kong
Beyond Interactive Co. Ltd	Hong Kong
Burson-Marsteller (Asia) Limited	Hong Kong
Burson-Marsteller (Hong Kong) Limited	Hong Kong
Carl Byoir Asia Ltd	Hong Kong
Conquest Marketing Communications (Taiwan) Ltd	Hong Kong
Conquest Marketing Communications Hong Kong Ltd	Hong Kong
Contract Advertising Company Limited	Hong Kong
CSM HK Limited	Hong Kong
Dataconsult Asia (Hong Kong) Ltd	Hong Kong
David Communications Group Limited	Hong Kong
Design Direct (Hong Kong) Ltd	Hong Kong
Enterprise Identity Group Asia Pacific Ltd	Hong Kong
Enterprise IG Ltd	Hong Kong
Equinox Communications Ltd	Hong Kong
Era Ogilvy Public Relations Co. Limited	Hong Kong
Fitch Design Ltd	Hong Kong
Freeway Communications Ltd	Hong Kong
G2 Hong Kong Co. Ltd	Hong Kong
G2 Limited	Hong Kong
Grey Advertising Hong Kong Ltd	Hong Kong
Grey Advertising Limited	Hong Kong
Grey Healthcare Limited	Hong Kong
Grey Interactive China Company Limited	Hong Kong

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Interactive Ltd	Hong Kong
Grey International Ltd.	Hong Kong
Grey Public Relations Company Ltd	Hong Kong
GroupM Ltd	Hong Kong
Heath Wallace (HK) Ltd	Hong Kong
Hill & Knowlton Asia Ltd	Hong Kong
Hill & Knowlton Asia Pacific Ltd	Hong Kong
H-Line Worldwide Ltd	Hong Kong
HWGL Investment (Holding) Company Limited	Hong Kong
IMRB Millward Brown International Ltd	Hong Kong
IPR Ogilvy (China) Ltd	Hong Kong
IPR Ogilvy (Holdings) Ltd	Hong Kong
IPR Ogilvy Ltd	Hong Kong
J Walter Thompson (North Asia) Ltd	Hong Kong
J Walter Thompson (Taiwan) Ltd	Hong Kong
J Walter Thompson Company Ltd	Hong Kong
Landor Associates Designers & Consultants Ltd	Hong Kong
Maximise (Hong Kong) Ltd	Hong Kong
Maxus Communications Limited	Hong Kong
Maxx Marketing Ltd	Hong Kong
MB (Vietnam) Limited	Hong Kong
Media Investments Holdings Limited	Hong Kong
Mediacom Ltd	Hong Kong
Mediacompany Communications Ltd	Hong Kong
Mediaedge: CIA Hong Kong Pte Limited	Hong Kong
Millward Brown Ltd	Hong Kong
MindShare Communication Ltd	Hong Kong
MindShare Hong Kong Ltd	Hong Kong
Motivator Hong Kong Ltd	Hong Kong
NFO Asia Pacific Limited	Hong Kong
Ogilvy & Mather (China) Holdings Ltd	Hong Kong
Ogilvy & Mather (China) Ltd	Hong Kong
Ogilvy & Mather (Hong Kong) Private Ltd	Hong Kong
Ogilvy & Mather Asia Pacific Limited	Hong Kong
Ogilvy & Mather Management Services Ltd	Hong Kong
Ogilvy & Mather Marketing Communications Ltd	Hong Kong
Ogilvy & Mather Marketing Services Ltd	Hong Kong
Ogilvy ActIvation Global Launch Ltd	Hong Kong
Ogilvy Health Ltd	Hong Kong
Ogilvy Interactive Asia Pacific Ltd	Hong Kong

NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy Interactive Worldwide Hong Kong Ltd	Hong Kong
Ogilvy Public Relations Worldwide Ltd	Hong Kong
OgilvyAction Hong Kong Ltd	Hong Kong
OgilvyOne Worldwide Hong Kong Ltd	Hong Kong
Oracle Added Value Ltd	Hong Kong
Promotional Campaigns (Asia) Ltd	Hong Kong
Pulse Communications Ltd	Hong Kong
QCI Consulting Ltd	Hong Kong
Red Wasabi Limited	Hong Kong
Red Works Ltd	Hong Kong
Relationship Marketing Group Ltd	Hong Kong
Research International Asia Ltd	Hong Kong
Rikes Hill & Knowlton Ltd	Hong Kong
RMG Connect Ltd	Hong Kong
Sapphire Bright Limited	Hong Kong
Shengshi International Media (Group) Limited	Hong Kong
Signature Promotions Limited	Hong Kong
Soho Square Hong Kong Ltd	Hong Kong
Taylor Nelson Sofres Hong Kong Limited	Hong Kong
Teledirect Ltd	Hong Kong
The Bridge Communications Company Ltd	Hong Kong
Total Glory International Limited	Hong Kong
Underline: Fitch Hong Kong Ltd	Hong Kong
Whizzbangart Hong Kong Ltd	Hong Kong
WPP Captive Holdings Ltd	Hong Kong
WPP Group (Asia Pacific) Ltd	Hong Kong
WPP Holdings (Hong Kong) Ltd	Hong Kong
WPP Marketing Communications (Hong Kong) Ltd	Hong Kong
XM Hong Kong Limited	Hong Kong
Young & Rubicam (HK) Ltd	Hong Kong
Barci es Partners Kft	Hungary
Bates 141 Hungary Advertising Kft	Hungary
GRAM Kft	Hungary
Grey Hungary Group Financing Kft	Hungary
Grey Worldwide Hungary Kft	Hungary
Hill and Knowlton Hungary Kft	Hungary
JWT Eastern Europe Marketing Szolgaltato Kft	Hungary
Mac-Mester Kft	Hungary
MC MediaCompany Nemzetkozi Mediaugynoki Kft	Hungary
MEC Interaction Hungary Kft	Hungary

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Media Zone Hungary Kft	Hungary
Mediaedge.cia Hungary Kft	Hungary
Millward Brown Hungary Kft	Hungary
Ogilvy & Mather Budapest Reklámügynökség ZRT	Hungary
OgilvyOne Budapest Direkt Marketing Kft	Hungary
Redworks Budapest Kft	Hungary
Taylor Nelson Sofres Hungary Business & Social Marketing and Consulting Limited	Hungary
Team Hungary Kft	Hungary
TGI Hungary Marketing Research Company Kft	Hungary
The Media Edge	Hungary
TNS Media Intelligence Kft	Hungary
Wunderman Kft	Hungary
Young & Rubicam Budapest International Advertising Agency Kft	Hungary
Atlas Advertising Private Ltd	India
Bates India Private Ltd	India
Brand David Communications Pvt Ltd	India
Chateau Hospitality Pvt Ltd	India
Contract Advertising Pvt Ltd	India
Encompass Events Private Limited	India
Encompass Pte Ltd	India
Enterprise Nexus Communication Private Ltd	India
Fortune Communication Ltd	India
G2 Rams India Pvt Ltd	India
G3 Communications Pvt. Ltd.	India
Genesis Burson-Marsteller Public Relations Private Ltd	India
Grey Advertising (Bangladesh) Ltd.	India
Grey First Serve (Pvt) Ltd	India
Grey Worldwide (India) Pvt.Ltd	India
Group M Media India Pvt Ltd	India
Hindustan Thompson Associates Private Limited	India
Icon Added Value Private Ltd	India
Indian Market Research Bureau Ltd	India
Interactive Television Private Limited	India
IPAN Ltd	India
Kantar Media Research Services Pvt Ltd	India
Matrix Publicities & Media India Pvt Ltd	India

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mediacom India Ltd	India
Mediaedge:cia India Pvt Ltd	India
Meritus Analytics India Pvt Ltd	India
Millward Brown India Private Limited	India
Ogilvy & Mather Communications Private Limited	India
Ogilvy & Mather Pvt Ltd	India
Optima India Private Ltd	India
Options Communications India Ltd.	India
Portland India Outdoor Advertising Private Ltd	India
Qasar Media Private Ltd	India
Ray & Keshavan Design Associates Pvt. Ltd.	India
Results India Communications Pvt Ltd	India
Sercon India Private Ltd	India
Sudler & Hennessey India Pvt Ltd	India
TNS India Private Limited	India
TNS Mode Private Limited	India
Triyaka Communications Pvt. Ltd	India
Arena Productions Ltd	Ireland
Bell Advertising Ltd	Ireland
Culverbridge Limited	Ireland
Dearadh Tearanta (“Interact”)	Ireland
Drumgoff Holdings Ltd	Ireland
EWA Ireland Ltd	Ireland
Grey Advertising Ltd (Ireland)	Ireland
Hill & Knowlton Ltd	Ireland
Hunter/Red Cell Ireland Ltd	Ireland
Imagecom Graphics Ltd	Ireland
Irish Marketing Surveys Group Ltd	Ireland
John Hunter Ltd	Ireland
Lansdowne Market Research Ltd	Ireland
Market Research Bureau of Ireland Limited	Ireland
MediaCom (Media Planning and Buying) Ltd	Ireland
Mediaedge:cia Ireland Ltd	Ireland
Mediawatch Limited	Ireland
Millward Brown Ireland Ltd	Ireland
Millward Brown Irish Marketing Surveys Ltd	Ireland
MindShare Limited	Ireland
Mindshare Media Ireland Limited	Ireland
Ogilvy & Mather Group Ltd	Ireland
Ogilvy & Mather Ltd.	Ireland
OgilvyOne Worldwide Ltd	Ireland

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Rational Decisions Ltd	Ireland
Rmg:connect Ireland Ltd	Ireland
Sudler & Hennesey Healthcare Ireland Ltd	Ireland
Taylor Nelson Sofres Ireland Limited	Ireland
Teledynamics Ireland Limited	Ireland
The Brand Union Ltd	Ireland
The Helme Partnership Ltd	Ireland
The Helme Production Ltd	Ireland
Wilson Hartnell Public Relations Ltd	Ireland
WPP Air 1 Limited	Ireland
WPP Air 2 Limited	Ireland
WPP Air 3 Limited	Ireland
WPP Air UK	Ireland
WPP Ireland Holdings Limited	Ireland
WPP Ireland Ltd	Ireland
WPP UK Holdings Limited	Ireland
Wunderman Ireland Ltd	Ireland
Y&R Advertising Ireland Ltd	Ireland
Young & Rubicam Brands Ireland Ltd	Ireland
Media Edge Israel Ltd	Israel
Meishav Hfakot Ltd	Israel
Shalmor Avnon Amichay Advertising Ltd	Israel
SingleSource Research Limited	Israel
Telgal Israel Rating Company	Israel
TNS Tele-Gal Media Research Limited	Israel
TNS Teleseker Limited	Israel
Y&R Interactive Ltd	Israel
1861 United Srl	Italy
24/7 Real Media Italy Srl	Italy
Added Value Srl	Italy
AxiCom Italia Srl	Italy
Bates Srl	Italy
Blumedia Srl	Italy
BRB Srl	Italy
Brouillard Srl	Italy
Burson Marsteller Srl	Italy
Carl Byoir Srl	Italy
CIA Medianetwork Club Srl	Italy
CIA Medianetwork Milano Srl	Italy
CIA Medianetwork Team Srl	Italy
Cohn & Wolfe Srl	Italy
Digital PR srl	Italy
Easy Media Srl	Italy
Fast Srl	Italy

NAME	JURISDICTION UNDER WHICH ORGANIZED
G2 -Promotions Italia SpA	Italy
G2 Srl	Italy
GCI Italy Srl	Italy
GEA Srl	Italy
Grey Healthcare Italia Srl	Italy
Grey Interactive Srl	Italy
Grey Roma Srl	Italy
Grey Worldwide Italia Srl	Italy
GroupM srl	Italy
H-Art Srl	Italy
Hill & Knowlton Gaia Srl	Italy
Icon Added Value Italia Srl	Italy
International Strategic Communications Srl	Italy
Intramed Communciations Srl	Italy
J W Thompson Roma Srl	Italy
J Walter Thompson Italia SpA	Italy
Kinetic Srl	Italy
Landor Associates Srl	Italy
Little Green Men Srl	Italy
Lolita Italia Srl	Italy
Lorien Consulting Srl	Italy
Mather Communications Srl	Italy
Maxus Srl	Italy
Media Club SpA	Italy
Media Insight Srl	Italy
Mediacom Italia Srl	Italy
Mediaedge:CIA Italy Holdings Srl	Italy
Mediaedge:CIA Italy Srl	Italy
Millward Brown Srl	Italy
Mindshare SpA	Italy
MindShare Trevenezie Srl	Italy
NextHealth Srl	Italy
Ogilvy & Mather SpA	Italy
Ogilvy Healthworld Srl	Italy
Ogilvy Interactive Srl	Italy
OgilvyOne Worldwide SpA	Italy
One Four One Srl	Italy
Red Cell Srl	Italy
Red Productions Srl	Italy
Research International Srl	Italy
rmg:connect Srl	Italy
Sentrix Global Health Communications Srl	Italy
Sprint Production Srl	Italy
Sudler & Hennessey Srl	Italy
TeamAlfa Srl	Italy

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
TNS Healthcare Srl	Italy
TNS Infratest SPA	Italy
Total Sponsorship Srl	Italy
WPP Holdings (Italy) Srl	Italy
WPP Marketing Communications (Italy) SRL	Italy
Wunderman Srl	Italy
Y&R Italia srl	Italy
Y&R Roma Srl	Italy
BatesAsia Japan Inc	Japan
Burson-Marsteller Co Ltd	Japan
Carl Byoir Japan Ltd	Japan
David Communications KK	Japan
Design Direct Japan KK	Japan
Enfatico Tokyo Inc	Japan
Grey Direct Inc	Japan
Grey Healthcare Japan Inc	Japan
Grey Worldwide Inc	Japan
GroupM KK	Japan
Hill & Knowlton Japan Ltd	Japan
International Creative Marketing KK	Japan
J Walter Thompson Japan KK	Japan
Japan Kantar Research Inc	Japan
Logic Inc	Japan
Millward Brown Japan KK	Japan
MindShare Japan KK	Japan
Neo@Ogilvy KK	Japan
Ogilvy & Mather Japan KK	Japan
Ogilvy Public Relations Worldwide (Japan) KK	Japan
OgilvyAction Japan KK	Japan
OgilvyOne Japan KK	Japan
Red Roof Japan Inc	Japan
RedWorks Japan KK	Japan
The Brand Union Japan KK	Japan
TNS Infoplan Limited	Japan
WPP Marketing Communications KK	Japan
WPP plc	Jersey
Grey Almaty LLP	Kazakhstan
Ogilvy & Mather Kazakhstan Limited Liability Company	Kazakhstan
Alite Limited	Kenya
Millward Brown - JV East Africa Ltd	Kenya
MindShare Kenya Ltd	Kenya
Ogilvy & Mather (Eastern Africa) Ltd	Kenya
Ogilvy Advertising Ltd	Kenya
Ogilvy East Africa Ltd	Kenya

NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy Public Relations Ltd	Kenya
OgilvyOne Kenya Ltd	Kenya
Research International East Africa Ltd	Kenya
24/7 Real Media Inc	Korea
Burson-Marsteller Korea Co Ltd	Korea
Burson-Marsteller Korea Inc	Korea
Diamond Ogilvy Ltd	Korea
Grey Worldwide Korea Inc.	Korea
JWT Adventure Co Ltd	Korea
Lee & Jang OgilvyOne Worldwide Inc	Korea
Milward Brown Media Research Inc	Korea
Ogilvy & Mather Korea Ltd	Korea
Oso Co. Ltd	Korea
Pharmax Ogilvy Healthworld Inc	Korea
Synergy Hill & Knowlton Co Ltd	Korea
Taylor Nelson Sofres Korea	Korea
The Lacek Group, Inc	Korea
Wunderman International Co. Ltd	Korea
JWT LLC (United Arab Emirates)	Kuwait
Hill & Knowlton Latvia SIA	Latvia
Mediaedge:CIA Baltic Ltd	Latvia
TNS Latvia SIA	Latvia
Bates Levant SAL	Lebanon
Grey Worldwide ME Network - SARL	Lebanon
Tihama Al Mona International - J Walter Thompson S.A.R.L	Lebanon
TNS Liban S.a.r.l.	Lebanon
Grey Luxembourg Worldwide SA	Luxembourg
Luxembourg IFC SA	Luxembourg
NFO (Luxembourg) S.a.r.l.	Luxembourg
NFO Holding (Luxembourg) S.a.r.l.	Luxembourg
TNS Luxembourg Alpha S.a.r.l	Luxembourg
TNS Luxembourg Beta Sarl	Luxembourg
WPP Luxembourg Beta Sarl	Luxembourg
WPP Luxembourg Beta Three Sarl	Luxembourg
WPP Luxembourg Beta Two Sarl	Luxembourg
WPP Luxembourg Europe Sarl	Luxembourg
WPP Luxembourg Gamma Five Sarl	Luxembourg
WPP Luxembourg Gamma Four Sarl	Luxembourg
WPP Luxembourg Gamma Sarl	Luxembourg
WPP Luxembourg Gamma Three Sarl	Luxembourg
WPP Luxembourg Gamma Two Sarl	Luxembourg
WPP Luxembourg Holdings Eight Sarl	Luxembourg
WPP Luxembourg Holdings Sarl	Luxembourg

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Luxembourg Holdings Seven Sarl	Luxembourg
WPP Luxembourg Holdings Six Sarl	Luxembourg
WPP Luxembourg Holdings Three Sarl	Luxembourg
WPP Luxembourg Holdings Two Sarl	Luxembourg
WPP Luxembourg IH 2001 Holdings Sarl	Luxembourg
WPP Luxembourg Sarl	Luxembourg
WPP Luxembourg Square LLC Sarl	Luxembourg
WPP Luxembourg Theta Sarl	Luxembourg
WPP Luxembourg Union Square Sarl	Luxembourg
WPP Luxembourg US Holdings Sarl	Luxembourg
WPP Luxembourg YMC Sarl	Luxembourg
WPP Quebec Square Sarl	Luxembourg
J Walter Thompson Company (Malawi) Limited	Malawi
Advertising Ventures Pvt Ltd	Mauritius
WPP Holdings (Mauritius) Ltd	Mauritius
141 Worldwide, SA de CV	Mexico
Agencia de Comunicación Interactiva, SA de CV	Mexico
Asesoria Estrategica Maxus SA de CV	Mexico
Burson-Marsteller Mexico SRL de CV	Mexico
Cohn & Wolfe Mexico SA de CV	Mexico
Compañía Hill & Knowlton México, SA de CV	Mexico
Comunicaciones Connect SA de CV	Mexico
Dinamica Multiple SA	Mexico
Empresas del Sur, SRL de CV	Mexico
Estudios De Mercado Latin Panel de Mexico SA de CV	Mexico
Goldfarb Consultants Mexico, S.A. de C.V.	Mexico
Grey Mexico SA De CV	Mexico
Greycomex SA. De CV	Mexico
J Walter Thompson de Mexico SA	Mexico
JWT Mexico SRL de CV	Mexico
Mercadeo Deportivo de México, SA de CV	Mexico
Millward Brown Mexico SA de CV	Mexico
Millward Brown Servicios SA de CV	Mexico
MindShare de Mexico SA de CV	Mexico
Multidim SA	Mexico

NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy & Mather SA	Mexico
Ogilvyinteractive SA de CV	Mexico
OgilvyOne SA	Mexico
RedWorks SA de CV	Mexico
Research International SA de CV	Mexico
Servicios de Publicidad Interactivos SA de CV	Mexico
Servicios Gráficos del Centro, SA.de CV	Mexico
Taylor Nelson Sofres Mexico SA de CV	Mexico
The Media Edge SRL de CV	Mexico
TNS Mexico SA de CV	Mexico
Walter Landor y Asociados, SRL de CV	Mexico
Worldwide Mediacom México, S.A de CV	Mexico
WPP México, SRL de CV	Mexico
Wunderman SRL de CV	Mexico
Young & Rubicam SRL de CV	Mexico
Grey Worldwide North Africa Network SARL	Morocco
J Walter Thompson Morocco SARL	Morocco
Mediacompete Morocco	Morocco
NFO Worldgroup (Maroc) S.a.r.l.	Morocco
TNS Maroc SARL	Morocco
Thompson Nepal Private Ltd	Nepal
141 Amsterdam BV	Netherlands
24/7 Real Media Investment Holdings BV	Netherlands
AdValue International BV	Netherlands
AdValue Nederland BV	Netherlands
Akron Reclame EN Marketing BV	Netherlands
Arbour Square BV	Netherlands
Atface Internet Facility Centre BV	Netherlands
AxiCom BV	Netherlands
Bates Netherlands Holding BV	Netherlands
Beheer Sirolf B.V.	Netherlands
Bercum Boender Cardozo & Werkendam (BBCW) B.V.	Netherlands
Berkeley Square Holding B.V.	Netherlands
Blast Radius BV	Netherlands
Borgi Advertising BV	Netherlands
Brand Buzz BV	Netherlands
Brown KSKP (Netherlands) BV	Netherlands
Burson-Marsteller BV	Netherlands
Cato Johnson B.V.	Netherlands

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Cavendish Square Holding BV	Netherlands
Chafma BV	Netherlands
CIA Holding BV	Netherlands
Colon Marketing BV	Netherlands
Consult Brand Strategy BV	Netherlands
Cordiant Finance BV	Netherlands
Crystal Palace Holding BV	Netherlands
Dolphin Square Holding BV	Netherlands
Finropa BV	Netherlands
Finsbury Square Holding BV	Netherlands
GCI Nederland BV	Netherlands
Grey Advertising BV	Netherlands
Grey Brasil Holding BV	Netherlands
Grey Communications Group BV	Netherlands
Grey Netherlands Holding B.V.	Netherlands
Group M India Holding BV	Netherlands
GroupM BV (fka Media Exposure BV)	Netherlands
Healthworld BV	Netherlands
Healthworld Communications Group (Netherlands) B.V. (fka Nijboer Zuurman Partners BV)	Netherlands
Hill & Knowlton Nederland BV	Netherlands
Integres Holding BV	Netherlands
J Walter Thompson Company BV	Netherlands
JWT (Netherlands) Holding BV	Netherlands
KSM BV	Netherlands
La Communidad, Interactive & Event Marketing BV	Netherlands
LdB O&M (Gronigen) B.V.	Netherlands
Leicester Square Holding BV	Netherlands
Lexington International BV	Netherlands
Loendersloot BV	Netherlands
Marketique Interactive Marketing Services BV	Netherlands
MB Centrum BV	Netherlands
Mediabasics BV	Netherlands
MediaCom BV	Netherlands
Millward Brown BV	Netherlands
MindShare BV	Netherlands
Nipo Software BV	Netherlands
O&M (Groningen) B.V.	Netherlands
Ogilvy Africa BV	Netherlands
Ogilvy Interactive BV	Netherlands
OgilvyOne Communications B.V.	Netherlands
OgilvyOne Connections B.V.	Netherlands
Ogvily & Mather Amsterdam B.V.	Netherlands
Ogvily Groep Nederland BV	Netherlands

NAME	JURISDICTION UNDER WHICH ORGANIZED
PMS & VW Communication House B.V	Netherlands
Process Blue BV	Netherlands
Promotion Makers BV	Netherlands
Promotional Campaigns BV	Netherlands
Red Cell Not Just Film BV	Netherlands
Reddion BV	Netherlands
Relationship Marketing Group/WPP BV	Netherlands
Research International Nederland BV	Netherlands
Research Resources Rotterdam BV	Netherlands
Research SA BV	Netherlands
Russell Square Holding BV	Netherlands
Santo Europe BV	Netherlands
Scribble Beheer BV	Netherlands
Sirolf II BV	Netherlands
Taylor Nelson Sofres BV	Netherlands
Taylor Nelson Sofres EAP BV	Netherlands
TBK/G2 BV	Netherlands
Team Holdings Curacao NV	Netherlands
The Office Advertising Group BV	Netherlands
TME CIA BV	Netherlands
TNS Nipo BV	Netherlands
TNS Nipo Consult BV	Netherlands
Trafalgar Square Holding BV	Netherlands
Trefpunt Sports & Leisure Marketing BV	Netherlands
UFO Centrum BV	Netherlands
Uforce BV	Netherlands
VBAT BV	Netherlands
Velkdkamp Marktonerzoek BV	Netherlands
Vincent Square Holding BV	Netherlands
WPP Equity Portugal BV	Netherlands
WPP France Holdings BV	Netherlands
WPP Frankfurt Square BV	Netherlands
WPP Herald Square BV	Netherlands
WPP Holdings (Holland) BV	Netherlands
WPP International Holdings BV	Netherlands
WPP Japan Holding BV	Netherlands
WPP Kiev Square BV	Netherlands
WPP Kraken 2 BV	Netherlands
WPP Kraken BV	Netherlands
WPP Madison Square BV	Netherlands
WPP Management Services (Holland) B.V.	Netherlands
WPP Marketing Communications Germany BV	Netherlands
WPP Media Holding BV	Netherlands

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Mexico BV	Netherlands
WPP Minotaur BV	Netherlands
WPP Netherlands BV	Netherlands
WPP Ontario Square BV	Netherlands
WPP Rio Square BV	Netherlands
WPP Sheridan Square BV	Netherlands
WPP Square 1 BV	Netherlands
WPP Square 3 BV	Netherlands
WPP Square 4 BV	Netherlands
WPP Superior Square BV	Netherlands
WPP US Holdings BV	Netherlands
WPP US Investments BV	Netherlands
WPP Washington Square BV	Netherlands
Wunderman Amsterdam BV	Netherlands
Young & Rubicam Amsterdam BV	Netherlands
Young & Rubicam Diversified Group Netherlands BV	Netherlands
Young & Rubicam Group Netherlands BV	Netherlands
Young & Rubicam International Group BV	Netherlands
Young & Rubicam International Holdings BV	Netherlands
Young & Rubicam Netherlands BV	Netherlands
Endicott Enterprises Limited	New Zealand
Financial & Media Services (NZ) Ltd	New Zealand
Focus Research Limited	New Zealand
Grey Global Group New Zealand Ltd	New Zealand
Haines NZ Limited	New Zealand
J Walter Thompson International (NZ) Limited	New Zealand
MediaCom (New Zealand) Ltd.	New Zealand
Millward Brown (New Zealand) Ltd	New Zealand
Needscope International Limited	New Zealand
NFO International Limited	New Zealand
NFO Worldgroup Limited	New Zealand
NFO Worldgroup NZ Holding Limited	New Zealand
PR Dynamics Ltd	New Zealand
Professional Public Relations NZ Holdings Limited	New Zealand
Professional Public Relations NZ Ltd	New Zealand
Research International N.Z. Ltd	New Zealand
TNS New Zealand Limited	New Zealand
WPP Holdings (New Zealand) Ltd	New Zealand
Young & Rubicam (NZ) Ltd	New Zealand

NAME	JURISDICTION UNDER WHICH ORGANIZED
Young & Rubicam Holdings Ltd	New Zealand
J Walter Thompson SA	Nicaragua
Aqvilo Norway AS	Norway
Bates – Gruppen AS	Norway
Bates United AS	Norway
Brindfors Enterprise IG AS	Norway
Burson-Marsteller AS	Norway
Gambit Hill & Knowlton AS	Norway
GCI Communique AS	Norway
Grey Oslo AS	Norway
GroupM Norway AS	Norway
Maxus Communications AS	Norway
Media.com Interactive A/S	Norway
MediaCom Norge AS	Norway
Mediaedge:CIA Norway AS	Norway
Mediaedge:CIA Norway Holdings AS	Norway
MediaPLUS AS	Norway
Mindshare Norway AS	Norway
Norsk Gallup Institute A/S	Norway
Ogilvy & Mather AS	Norway
Research International AS	Norway
TNS Gallup A/S	Norway
Uncle Grey Oslo AS	Norway
WPP Norway AS	Norway
GroupM Pakistan (Private) Ltd	Pakistan
WPP Marketing Communications (Pvt) Ltd	Pakistan
J Walter Thompson S.A.	Panama
TNS Data S.A.	Panama
JWT SA	Paraguay
Ad-Hoc SA	Peru
Energia Publicitaria SA	Peru
GCG Peru SAC	Peru
LatinPanel Peru SA	Peru
Millward Brown Peru Srl	Peru
MindShare Peru SAC	Peru
Momentum Ogilvy & Mather SA	Peru
The Media Edge SA	Peru
Y&R SA	Peru
Bates Poland SP Zoo	Poland
Design Direct Sp z.o.o.	Poland
Grey Worldwide Warszawa Sp z.o.o	Poland
GroupM Sp.z.o.o.	Poland
Gruppa 66 Ogilvy Sp zoo	Poland
GSP Warsaw	Poland
Guideline Sp.z.o.o	Poland

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Healthworld Sp.z.o.o	Poland
JWT Warzsawa Sp.z.o.o.	Poland
Mather Communications Sp.z.o.o	Poland
Maxus Spolka Z.o.o.	Poland
Media Plan Sp.z.o.o.	Poland
Mediacom - Warszawa Sp.z.o.o.	Poland
Mediaedge:CIA Sp z.o.o.	Poland
MindShare Polska Sp.Z.o.o.	Poland
Ogilvy & Mather (Poland) Agencja Rekalama Sp z.o.o.	Poland
Ogilvy PR Sp.z.o.o	Poland
OgilvyOne Sp.z.o.o	Poland
Osrodek Badania Opinii Publicznej S.p.z.o.o.	Poland
Parallel Sp.z.o.o.	Poland
Pentor Research International Poznan SA	Poland
Pentor Research International SA	Poland
Raymond Sp.z.o.o	Poland
SMG/KRC Poland Media Sp.z.o.o	Poland
Soho Square Sp. Z.o.o.	Poland
Taylor Nelson Sofres Poland S.p.z.o.o.	Poland
Testardo Red Cell Sp. Zoo	Poland
Testardo TTL Sp Z.o.o.	Poland
The Media Insight Polska Sp zoo	Poland
TNS Expert Monitor S.p.z.o.o.	Poland
Wunderman Polska Sp z.o.o.	Poland
Young & Rubicam Poland Sp z.o.o.	Poland
APP - Agencia Portugesa de Producao ACE	Portugal
Bates Red Cell Portugal - Publicidade e Marketing SA	Portugal
Easy Media Central de Meios de Publicidade SA	Portugal
Euroteste- Marketing e Opiniao SA	Portugal
FutureCom (Portugal) - Marketing, Telemarketing e Sistemas de Informacao Lda	Portugal
Grey Lisboa- Agencia de Publicidade S.A.	Portugal
GroupM Publicidade Advertising SA	Portugal
J Walter Thompson Publicidade S.A.	Portugal
Media Insight - Tempo e Meios Publicitarios, Lda	Portugal
Mediaedge: CIA Servicos Publiciarios SA	Portugal

NAME	JURISDICTION UNDER WHICH ORGANIZED
MindShare - Planeamento e Compra de Tempo e Meios Publicitarios ACE	Portugal
Mindshare II - Meiso Publicitarios, Lda	Portugal
NR Hill & Knowlton - Nero & Rosendo Consultores SA	Portugal
Ogilvy & Mather ,Communicacoe & Imagem, Unipessoal Lda	Portugal
Ogilvy & Mather Activation - Solucoes De Marketing Promocional, Unipessoal Lda	Portugal
Ogilvy & Mather Design, Unipessoal Lda	Portugal
Ogilvy & Mather Portugal Directo Servicos SA	Portugal
Ogilvy & Mather Portugal Publicidade SA	Portugal
Publimeios Publicidade e Distribucao de Meios SA	Portugal
Synergy Connect - Communicacao De Publicidade Interactive, unipessoal Lda	Portugal
WPP Portugal - Servicos Partihados, Unipessoal, Lda	Portugal
WPP (Portugal) Sociedade Gestora de Participacoes Sociais Lda	Portugal
Wunderman Cato Johnson (Portugal) Lda	Portugal
Young & Rubicam (Portugal) - Sociedade Gestora de Participações Sociais, Unipessoal, Lda	Portugal
Young & Rubicam (Portugal) Publicidade, S.A	Portugal
Group M Puerto Rico Inc	Puerto Rico
Hill & Knowlton PR Inc	Puerto Rico
J Walter Thompson Direct Promotions Inc	Puerto Rico
J Walter Thompson Puerto Rico, Inc	Puerto Rico
Mediafax Inc	Puerto Rico
West Indies & Grey Advertising Co Inc	Puerto Rico
Young & Rubicam Puerto Rico Inc	Puerto Rico
Grey Worldwide Middle East Network Qatar W.L.L.	Qatar
Gulf Hill & Knowlton LLC	Qatar

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Bucuresti SRL	Romania
Mather Communications Srl	Romania
MediaCom Romania SRL	Romania
Mediaedgecia Romania SRL	Romania
MindShare Media SRL	Romania
Ogilvy & Mather Advertising SRL	Romania
OgilvyAction Romania SRL	Romania
OgilvyOne Advertising SRL	Romania
TNS AGB International SRL	Romania
LLC “Maximise”	Russia
LLC “Mindshare Interaction”	Russia
LLC “Mindshare”	Russia
LLC ‘Ogilvy and Mather’	Russia
TNS Gallup Adfact	Russia
TNS Gallup Media	Russia
TNS Marketing Information Centre	Russia
Wunderman LLC	Russia
Young & Rubicam FMS LLC	Russia
Arab for Advertising (Mediacom KSA)	Saudi Arabia
Arab for Advertising LLC (Grey Saudi Arabia)	Saudi Arabia
RMG Connect	Saudi Arabia
Tihama al Mona International Advertising Ltd	Saudi Arabia
Grey d.o.o. Belgrad	Serbia
10AM Communications Pte Ltd	Singapore
141 Worldwide Pte Ltd	Singapore
Bates 141 Pte Ltd	Singapore
Bates 141 Singapore Pte. Ltd.	Singapore
Batey (Pte) Ltd	Singapore
Batey Holdings Pte Ltd	Singapore
Batey Retail Pte Ltd	Singapore
Blue Interactive Marketing Pte Ltd	Singapore
Burson-Marstelller (Sea) Pte Ltd	Singapore
Carl Byoir (SEA) Pte Ltd	Singapore
Cybersoft OgilvyInteractive Pte Ltd	Singapore
David Communications Group Pte Ltd	Singapore
Deliriumcybertouch (Asia) Pte Ltd	Singapore
Demand Pte Ltd	Singapore
Dentsu Young & Rubicam Pte Ltd	Singapore
Enfatico Pte Ltd	Singapore
Fitch Design Pte Ltd	Singapore
Grey Global Group Singapore Pte Ltd	Singapore

NAME	JURISDICTION UNDER WHICH ORGANIZED
GroupM Asia Pacific Holdings Pte Ltd	Singapore
GroupM Business Science Pte Ltd	Singapore
GroupM ESP Pte. Ltd.	Singapore
GroupM Singapore Pte Ltd	Singapore
Hill & Knowlton (SEA) Pte Ltd	Singapore
IMRB Millward Brown International Pte Ltd	Singapore
J Walter Thompson (Singapore) Pte Ltd	Singapore
Landor Associates Designers & Consultants Pte Ltd	Singapore
NACTIVE Pte Ltd	Singapore
Ogilvy & Mather (Singapore) Pte Ltd	Singapore
Redworks (Singapore) Pte Ltd	Singapore
Research International Asia Pte Ltd	Singapore
SpafaxAirline Network (Singapore) Pte Ltd	Singapore
Taylor Nelson Sofres Singapore Pte Limited	Singapore
The Brand Union Pte Ltd	Singapore
WPP Singapore Pte Ltd	Singapore
Wunderman Asia Holdings Pte Ltd	Singapore
Wunderman Singapore Pte Ltd	Singapore
XM Asia Pacific Pte Ltd	Singapore
Creo/Young & Rubicam s.r.o	Slovak Republic
GroupM Slovakia s.r.o.	Slovak Republic
MediaCom Bratislava s.r.o.	Slovak Republic
Mediaedge:cia Slovak Republic s.r.o	Slovak Republic
Mindshare Slovakia s.r.o.	Slovak Republic
Redworks Digital Bratislava s.r.o.	Slovak Republic
TNS AISA Slovakia s.r.o.	Slovak Republic
TNS Infratest Slovakia s.r.o.	Slovak Republic
TNS SK s.r.o.	Slovak Republic
Grey Ljubijana Agencija za truze kommunique d.o.o.	Slovenia
Aqua Online (Proprietary) Limited	South Africa
Bates 141 (Proprietary) Limited	South Africa
BLGK Bates (Proprietary) Limited (South Africa)	South Africa

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Glendinning Management Consultants South Africa (Proprietary) Limited	South Africa
GrappelGroup 141 (Proprietary) Limited	South Africa
Grey Group South Africa (Proprietary) Limited	South Africa
GroupM Media South Africa (Proprietary) Limited	South Africa
Hamilton Russell South Africa (Proprietary) Limited	South Africa
Interactive Edge (Proprietary) Limited	South Africa
J Walter Thompson Cape Town (Proprietary) Limited	South Africa
J Walter Thompson Company (CT) (Proprietary) Limited	South Africa
J Walter Thompson Company (JHB) (Proprietary) Limited	South Africa
J Walter Thompson Company South Africa (Proprietary) Limited	South Africa
J Walter Thompson South Africa Holdings (Proprietary) Limited	South Africa
Kantar South Africa (Pty) Limited	South Africa
KSDP Brandafrica (Proprietary) Limited	South Africa
KSDP Group (Proprietary) Ltd	South Africa
KSDP Johannesburg (Proprietary) Limited	South Africa
KSDP Pentagraph (Proprietary) Limited	South Africa
Mediacompete (Proprietary) Limited	South Africa
Mediaedge:cia (Proprietary) Limited	South Africa
Millward Brown (Proprietary) Limited	South Africa
MindShare South Africa (Proprietary) Limited	South Africa
Nota Bene Media Planning Agency (Proprietary) Limited	South Africa
Quickstep 394 (Proprietary) Limited	South Africa
Research International (South Africa) (Proprietary) Limited	South Africa
Taylor Nelson Sofres (SA) Pty Limited	South Africa
The Added Value Group (Proprietary) Limited	South Africa
The Brand Union (Proprietary) Limited	South Africa

NAME	JURISDICTION UNDER WHICH ORGANIZED
The Customer Equity Company (SA) (Pty) Limited	South Africa
Thompson Connect (Proprietary) Limited	South Africa
TNS Research Surveys (Pty) Limited	South Africa
WPP Memeza Holding (Proprietary) Limited	South Africa
Young & Rubicam Hedley Byrne (Proprietary) Limited	South Africa
Young & Rubicam South Africa (Proprietary) Limited	South Africa
Ad Hoc SL	Spain
Added Value Planners SL	Spain
Adhoc Share Holdings SL	Spain
Agora GCI Barcelona SL	Spain
Atletico International Advertising SL	Spain
AxiCom SA	Spain
Bassat Ogilvy Comunicacion SL	Spain
Bassat, Ogilvy & Mather Barcelona SA	Spain
Bassat, Ogilvy & Mather Madrid SA	Spain
Bates International Advertising SL	Spain
Beaumont Bennett Madrid SA	Spain
Beaumont Bennett SA (Barcelona)	Spain
Boole Relaciones Inteligentes con Clientes SL	Spain
BSB Publicidad Asturias SL	Spain
BSB Publicidad SA	Spain
BSB Publicidad Tenerife SL	Spain
Burson-Marsteller SL	Spain
CB’a Graell Design SL	Spain
Centro de Investigacion y Compra de Medios SLU	Spain
CIMEC Millward Brown SL	Spain
Commercial de Productos y Alquilenes SA	Spain
Comunicacion y Servicio Consultores de Marketing y Publicidad SL	Spain
Cordiant Advertising Holding SA	Spain
Customer Focus SL	Spain
Delvico 2IN SL	Spain
Delvico Communications SLU	Spain
Digital Bates SL	Spain
Espacio Direct CGT SL	Spain
Espacios en Medios SL	Spain
Estudio Graphic Line SL	Spain
Expansion de Ventas SL	Spain

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Focus Media SA	Spain
Full Contact la Agencia de Comunicacion Integrada SLU	Spain
GMBG Holdings Spain SL	Spain
Grey Direct SA	Spain
Grey Espana SA	Spain
Grey Iberia SL	Spain
Grey Trace SA	Spain
GroupM Publicidad Worldwide SA	Spain
Healthworld Espana SL	Spain
Hill & Knowlton Espana SA	Spain
Indesca Research International SA	Spain
Infomarket Sistemans de Gestion SL	Spain
J Walter Thompson SA	Spain
Kantya Estrategias de Marca SA	Spain
Loyalty Network SL	Spain
Madrid Redes de Campo SA	Spain
Mass Media Station SA	Spain
MEC Interaction Worldwide SL	Spain
MEC Sponsorship Worldwide SL	Spain
Mediacom Iberia SA	Spain
Mediaedge:CIA Mediterranea SA	Spain
Mediaedge:CIA, SL	Spain
Mediasur Agencia De Medios SA	Spain
Millward Brown Spain SA	Spain
Mindshare Spain SA	Spain
MR John Sample, SL	Spain
NFO Infratest SL	Spain
Ogilvy Action BCN SA	Spain
Ogilvy Action SA	Spain
Ogilvy Healthworld Barcelona SA	Spain
Ogilvy Interactive SA	Spain
OgilvyOne Data Services SA	Spain
OgilvyOne Worldwide SA	Spain
PRISM Iberoamericana SL	Spain
Real Media Spain SA	Spain
Red Cell Spain SA	Spain
Red de Medios SA	Spain
Red Shots, SL	Spain
Redecampo SA	Spain
RMG Connect SA	Spain
Segurra Cuesta Puig Fernandez De Castro SL (SCPF )	Spain
Sofres Audiencia de Medios SA	Spain
Tapsa Agencia de Publicidad SLU	Spain
Tapsa Barcelona Agencia de Publicidad SLU	Spain

NAME	JURISDICTION UNDER WHICH ORGANIZED
Taylor Nelson Sofres Group Spain SL	Spain
Taylor Nelson Sofres Healthcare SA	Spain
Taylor Nelson Sofres SA	Spain
Technical Full Marketing SLU	Spain
Tempus Media Holding SL	Spain
The Brand Union Iberia SL	Spain
TNS Area Investigacion SA	Spain
Tramontana Dream Holdings SL	Spain
Ulmara SL	Spain
Unimedia Central de Medios SA	Spain
Valverde de Miquel & Dorland SL	Spain
Vinizius Y&R SL	Spain
Vizcaino Lara SA	Spain
WPP Holdings Spain SA	Spain
Wunderman SL	Spain
Young & Rubicam SL	Spain
Grey First Serve Advertising (Pvt) Ltd	Sri Lanka
J. Walter Thompson Private Ltd	Sri Lanka
Phoenix O&M (Pvt) Ltd	Sri Lanka
AB Frigga	Sweden
Adaptus International Stockholm AB	Sweden
Adrians Perch AB	Sweden
Aqvilo Sweden AB	Sweden
AxiCom AB	Sweden
Bates Red Cell Sweden AB	Sweden
Becker Spielvogel Bates Goteborg AB	Sweden
BG Intressenter 1997 AB	Sweden
Brando Design A.B.	Sweden
Burson-Marsteller AB	Sweden
Cohn & Wolfe Goteberg AB	Sweden
Cohn & Wolfe Gruppen AB	Sweden
Cohn & Wolfe Stockholm AB	Sweden
Cronert & Co AB	Sweden
Everystone AB	Sweden
Fitch Helsingborg AB	Sweden
G2 Stockholm AB	Sweden
GCG Media Communications Holding AB	Sweden
Grey Direkt AB	Sweden
Grey Global Group Sweden AB	Sweden
Grey Holdings AB	Sweden
Grey Reklambyra i Malmo AB	Sweden
Grey Worldwide Stockholm AB	Sweden
GroupM Sweden AB	Sweden
Hall & Cederquist/Young & Rubicam AB	Sweden
Halson Partners AB	Sweden

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Hill & Knowlton Sweden AB	Sweden
Infratest Burke International AB	Sweden
J. Walter Thompson Oresund AB	Sweden
KGM Datadistribution AB	Sweden
Maxus Communication AB	Sweden
MBP Outcom AB	Sweden
Media Insikt AB	Sweden
Media Support Scandanavian AB	Sweden
Mediabroker AB	Sweden
MediaCom Göteborg AB	Sweden
Mediacom Nordic AB	Sweden
MediaCom Services Severige AB	Sweden
MediaCom Sverige I Stockholm AB	Sweden
Mediacommunications Stockholm AB	Sweden
MediaCompany Sweden AB	Sweden
Mediaedge:cia Content AB	Sweden
Mediaedge:cia Nordic AB	Sweden
Mediaedge:cia Sweden HB	Sweden
Mindshare BroadMind Sweden AB	Sweden
Mindshare Sweden AB	Sweden
Moller Mortensen Annonsbyra AB	Sweden
Navigare Medical Marketing Research AB	Sweden
Nomina Prospecting AB	Sweden
Norgaard Mikkelsen Sverige AB	Sweden
O&A Purchaser AB	Sweden
Observera Grey Annonsbyrå AB	Sweden
Ogilvy Activation AB	Sweden
Ogilvy Advertising AB	Sweden
Ogilvy Nordic AB	Sweden
Ogilvy Sweden AB	Sweden
OgilvyOne Worldwide AB	Sweden
Ogvily Group AB	Sweden
Ogvily PR AB	Sweden
Old Bates AB	Sweden
Outrider Sweden AB	Sweden
PS International AB	Sweden
Real Media Scandinavia AB	Sweden
Research International AB	Sweden
SCP AB	Sweden
SIFO International AB	Sweden
Sifo Management Group AB	Sweden
SIFO Sweden AB	Sweden
Spielvogel Bates Helsingborg AB	Sweden
Storecom AB	Sweden
Strenstrom Red Cell AB	Sweden
Svenska Gallup	Sweden

NAME	JURISDICTION UNDER WHICH ORGANIZED
Taylor Nelson Sofres Sverige AB	Sweden
The Brand Union AB	Sweden
Tidningsstatistik AB	Sweden
TNS Automotive AB	Sweden
TNS Gallup AB	Sweden
TNS Prospera AB	Sweden
WPP Sweden AB	Sweden
Wunderman Sweden AB	Sweden
Young & Rubicam Sweden AB	Sweden
24/7 Real Media Europe Holding SA	Switzerland
24/7 Real Media Technology SA	Switzerland
Advico Young & Rubicam AG	Switzerland
All Access AG	Switzerland
Burson-Marsteller AG	Switzerland
Dr Schlegel Pharmamarketing AG	Switzerland
FutureCom Interactive AG	Switzerland
Grey Worldwide AG	Switzerland
Guye Benker Werbeagentur AG	Switzerland
J Walter Thompson (Zurich) AG	Switzerland
Landor Associates (Switzerland) Sarl	Switzerland
MC Media Company AG	Switzerland
Mediaedge:cia Switzerland AG	Switzerland
Mindshare AG	Switzerland
Ogilvy & Mather AG	Switzerland
Ogilvy PR AG	Switzerland
OgilvyOne AG	Switzerland
Red Cell AG	Switzerland
TNS International S.a.r.l.	Switzerland
Wunderman AG	Switzerland
Young & Rubicam Business Communications S.A.	Switzerland
Young & Rubicam Holding AG	Switzerland
Agenda Taiwan Ltd	Taiwan
Bates Taiwan Co Ltd	Taiwan
Batey Ads (Taiwan) Ltd	Taiwan
David Advertising (Taiwan) Co. Ltd	Taiwan
Dentsu Young & Rubicam Co Ltd	Taiwan
G2 Taiwan Co Ltd	Taiwan
Mediaedge:cia Taiwan Ltd	Taiwan
Ogilvy & Mather (Taiwan) Co Ltd	Taiwan
Ogilvy & Mather Direct (Taiwan) Co Ltd	Taiwan
Ogilvy & Mather Identity Management Ltd	Taiwan
Ogilvy Public Relations Worldwide Co Ltd	Taiwan
Taylor Nelson Sofres Taiwan	Taiwan

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Team-Mate Marketing Development & Services Ltd	Taiwan
Teledirect Taiwan Ltd	Taiwan
141 (Thailand) Co. Ltd	Thailand
141 Worldwide Ltd	Thailand
Bates (Thailand) Co. Ltd	Thailand
Conquest Communicatons Co Ltd.	Thailand
Contract Advertising (Thailand) Co. Ltd	Thailand
Dentsu Young & Rubicam Ltd	Thailand
Enterprise IG Limited	Thailand
Glendinning Management Consultants (Asia Pacific) Ltd	Thailand
Grey Direct Interactive Co. Ltd	Thailand
Grey Siam Ltd	Thailand
Grey Thailand Ltd.	Thailand
MDK Consultants (Thailand) Ltd	Thailand
MediaCom Co. Ltd	Thailand
Millward Brown Firefly Ltd	Thailand
Ogilvy Public Relations Worldwide Limited	Thailand
OgilvyOne Worldwide Limited	Thailand
Research International Asia (Thailand) Ltd	Thailand
Taylor Nelson Sofres (Thailand) Limited	Thailand
WhizzbangArt Co. Ltd	Thailand
WPP (Thailand) Ltd	Thailand
WPP Marketing Communications (Thailand) Ltd	Thailand
J Walter Thompson (Tunisia) Limited	Tunisia
Capitol Halka Iliskiler ve Iletisim Hizmetleri A.S.	Turkey
Gram Reklamcilik Ltd Sti	Turkey
Grey Worldwide Istanbul Reklamcilik Ltd Sti	Turkey
Kinetic Reklam Hizmetleri Ltd	Turkey
Maxus Medya Hizmetleri Tic AS	Turkey
MediaCom Istanbul Medya Hizmetleri A.S.	Turkey
Milward Brown Pazar Arastirmalari Tic.LTd. Sti	Turkey
Mindshare Medya Hizmetleri A.S.	Turkey
Ogilvy & Mather Recklamcilik A.S.	Turkey
Ogilvy Healthworld Reklamcilik Hizmetleri A.S.	Turkey
Ogilvy One Doğrudan Pazarlama A.Ş.	Turkey
Studyo Reklamcilik LTD Sti	Turkey

NAME	JURISDICTION UNDER WHICH ORGANIZED
Taylor Nelson Sofres Piar Arastima a Dani Ve Tic AS	Turkey
Taylor Nelson Sofres Siar Arastima Danis Ve Tic AS	Turkey
TME Medya Hizmetleri Tanitim LTD Sti	Turkey
Young & Rubicam Reklamevi Reklamcilik LTD Sti	Turkey
Gregg Sedgwick Creative Strategy F2 LLC	UAE
J Walter Thompson LLC	UAE
RMG Connect Consultancy FZE	UAE
Team Gulf Advertising LLC	UAE
Team Y&R Advertising LLC (Abu Dhabi)	UAE
141 Blue Skies Limited	UK
24/7 Real Media UK Limited	UK
Added Value Group Holdings Limited	UK
Added Value Limited	UK
Addison Corporate Marketing Limited	UK
Addison Investments Limited	UK
All Global Limited	UK
Allan Burrows Limited	UK
Alton Wire Products Limited	UK
Ambassador Square	UK
Applied Research & Communications Ltd	UK
Artwork Direct Limited	UK
Asset Marketing Limited	UK
Atlas Advertising Limited	UK
Automotive Marketing Ltd	UK
Avicom (Added Value Communications) Ltd	UK
Axicom Limited	UK
Axicom Group Limited	UK
B1 Media Limited	UK
B1.com Limited	UK
Bamber Forsyth Limited	UK
Banner Corporation plc	UK
Banner Public Relations Limited	UK
Bates Communications Limited	UK
Bates Europe Limited	UK
Bates Healthcom Limited	UK
Bates Integrated Communications Limited	UK
Bates Overseas Holdings Limited	UK
BDG Facilities Limited	UK
BDG MCCOLL LIMITED	UK
BDG Workfutures Limited	UK

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Beaumont Bennett Limited	UK
Beaumont Square	UK
Belgrave Square	UK
Beyond Interactive Limited	UK
Bisqit Design Limited	UK
BJK&E Holdings Limited	UK
BJM Research and Consultancy Limited	UK
Black Cat Direct Limited	UK
Black Cat RMG Connect Limited	UK
Blanc and Otus (UK) Limited	UK
Blue Interactive Marketing Pty Limited	UK
BMRB Limited	UK
Bone Studio Limited	UK
Brilliant Books Limited	UK
Buchanan Communications Ltd	UK
Bulletin International Limited	UK
Bulletin International UK Limited	UK
Burson-Marsteller Limited	UK
Business Planning & Research Limited	UK
Campaign Planning Limited	UK
Carl Byoir (UK) Limited	UK
CCG.XM (UK) Limited	UK
CCG.XM Holdings Limited	UK
Cheetham Bell JWT Limited	UK
Chelsea Market Research Limited	UK
CIA Medianetwork Ireland Holdings Limited	UK
City & Corporate Counsel Limited	UK
City Research Associates Limited	UK
City Research Group Limited	UK
Clarion Communications (Corporate P.R.) Limited	UK
Clarion Communications (P.R.) Limited	UK
CLEVER MEDIA PRODUCTIONS Limited	UK
CME Scholar Limited	UK
Cockpit Holdings Limited	UK
Cockpit Two Limited	UK
Cohn & Wolfe Limited	UK
Coley Porter Bell Limited	UK
Colwood Healthworld Limited	UK
Communique Public Relations Limited	UK
Connect Five Limited	UK
Connect One Limited	UK

NAME	JURISDICTION UNDER WHICH ORGANIZED
Connect Six Limited	UK
Conquest Creative Services Limited	UK
Conquest Media Limited	UK
Cordiant (US) Holdings Limited	UK
Cordiant Communications Group Limited	UK
Cordiant Communications Group Trustees Limited	UK
Cordiant Group Limited	UK
Cordiant Overseas Holdings Limited	UK
Cordiant Pension Trustee Company Limited	UK
Cordiant Property Holdings Limited	UK
Cortursel Limited	UK
Creative Services Unit Limited	UK
Creative Strategy Limited	UK
Credit Call Research	UK
Darwin - Grey Limited	UK
Darwin Scientific Publishing Limited	UK
Deckchair Studio Limited	UK
Dialogue Marketing Partnership Limited	UK
Dickens Square	UK
Digital Artwork & Reprographic Technology Limited	UK
DigitLondon Limited	UK
Direct MediaCom Limited	UK
DirectCom Limited	UK
Dovetail Contract Furniture Limited	UK
Dr Puttner and Bates Limited	UK
Dynamiclogic (Europe) Limited	UK
Eaton Square Limited	UK
Ecumedia Limited	UK
Enduring Organisation	UK
Enduring Organisation Three	UK
Enduring Organisation Two	UK
Enfatico Limited	UK
Enterprise IG Brand Experience Limited	UK
Enterprise IG UK Limited	UK
Enterprisebabe Limited	UK
EuroClearing Limited	UK
Eurocrew Limited	UK
Everystone Limited	UK
EWA Limited	UK
FAST4WD OGILVY LIMITED	UK
Fieldcontrol Limited	UK

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Finsbury Limited	UK
Finsbury.com Limited	UK
Fipra EU Limited	UK
FIPRA UK Limited	UK
Fitch Design Consultants Limited	UK
Fitch International Limited	UK
Fitch Limited	UK
Fitch Live Limited	UK
Fitch Worldwide Limited	UK
Fitch: Qatar Limited	UK
Flamingo Perspectives Limited	UK
Flexible Organisation	UK
Forward Data Management Limited	UK
Forward Limited	UK
Forward Publishing Agency Limited	UK
Forward Publishing Limited	UK
Foster Turner & Benson Limited	UK
G2 Branding and Design Limited	UK
G2 Data Dynamics Limited	UK
G2 Interactive Limited	UK
Garrott Dorland Crawford Holdings Limited	UK
GCI Financial (Holdings) Limited	UK
GCI Financial Group Limited	UK
GCI Group Limited	UK
GCI Healthcare Limited	UK
GCI Jane Howard Limited	UK
GCI London, Limited	UK
GCI UK Limited	UK
Genesis Studios Limited	UK
Gesellschaft Fur Konsumforschung- Taylor Nelson Sofres Limited	UK
GfK Taylor Nelson Sofres Limited	UK
GfK TNS Limited	UK
GHG Access Limited	UK
Glendinning Management Consultants Limited	UK
Global Sportnet UK Limited	UK
Goldfarb Consultants UK Limited	UK
Goldfarb Focus Limited	UK
Grey Advertising Limited	UK
Grey Communications Group Limited	UK
Grey Direct Limited	UK
Grey Entertainment and Media Limited	UK
Grey Europe Limited	UK
Grey GB Limited	UK

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Global Group (UK) Limited	UK
Grey Group Services Limited	UK
Grey Healthcare London, Limited	UK
Grey Interactive Europe Limited	UK
Grey Limited	UK
Grey London, Limited	UK
Grey Midlands Limited	UK
Grey Network Limited	UK
Grey NT Limited	UK
Grey PTK Advertising Limited	UK
Grey Technology Services Limited	UK
Grey Worldwide Limited	UK
GreyCom Limited	UK
Group Activation Limited	UK
GroupM Entertainment Ltd	UK
GroupM UK Limited	UK
GT London Limited	UK
Harrison Patten Troughton Limited	UK
Headcount Worldwide Field Marketing Limited	UK
Headlight Vision Limited	UK
Healthworld Holdings Limited	UK
Heath Wallace Limited	UK
Henley Centre Headlight Vision Limited	UK
Henley Centre Research Consultants Limited	UK
Hereford Telecommunications	UK
Hill & Knowlton CIS Limited	UK
Hill & Knowlton Limited	UK
Hilton Advertising Limited	UK
Hive Management Services Limited	UK
Horizon Video Limited	UK
HP:ICM Limited	UK
Icon Brand Navigation (UK) Limited	UK
Icon Business Consulting (UK) Limited	UK
Icon Holdings (UK) Limited	UK
Incline Media Limited	UK
Infratest Burke Asia Pacific Limited	UK
Infratest Burke Core Company Limited	UK
Infratest Burke Group Limited	UK
Infratest Burke International Services Limited	UK
Infratest Burke Limited	UK
Intact Limited	UK
International Presentations Limited	UK
Interstar Holdings Limited	UK

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
i-syt Limited	UK
J Walter Thompson Company (Manchester) Limited	UK
J Walter Thompson Company Limited	UK
J Walter Thompson Group Limited	UK
J Walter Thompson Trustees Limited	UK
J Walter Thompson UK Holdings Limited	UK
JoshuaG2 Limited	UK
JWT Specialized Communications Limited	UK
Kingsway Media Services Limited	UK
KMR Group Ltd	UK
Lambie-Nairn & Company Limited	UK
Landor Associates Europe Limited	UK
Lighthouse Holdings (UK) Limited	UK
Lightspeed Research Limited	UK
Line Exchange Limited	UK
M 101 Limited	UK
Management Ventures Europe Limited	UK
Mando Corporation Limited	UK
Mando Services Limited	UK
Market Behaviour Limited	UK
Market Research Bureau Group Limited	UK
Market Research Bureau Limited	UK
Marketing Blueprint Limited	UK
Marplan Limited	UK
Marsteller Advertising Limited	UK
Mass-Observation (UK) Limited	UK
Mass-Observation Limited	UK
Mather Communications Limited	UK
Matthew Poppy Advertising Limited	UK
Maxus Communications (UK) Ltd	UK
MediaCom Group Limited	UK
MediaCom Holdings Limited	UK
Mediacom North Limited	UK
Mediacom Scotland Limited	UK
MediaCom UK Limited	UK
Mediaedge:CIA Worldwide Limited	UK
Mediaedge:CIA (UK) Holdings Limited	UK
Mediaedge:CIA International Investments Limited	UK
Mediaedge:CIA International Limited	UK
Mediaedge:CIA UK Investments Limited	UK

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mediaedge:CIA UK Limited	UK
Mediahead Communications Limited	UK
Mellors Reay & Partners Limited	UK
Metro Broadcast Limited	UK
Metro Ecosse Limited	UK
Milburn Finance Limited	UK
Millward Brown Market Research Limited	UK
Millward Brown Precis Limited	UK
Millward Brown UK Limited	UK
Millward Brown Ulster Limited	UK
Milton Marketing Group Limited	UK
Milton Marketing Limited	UK
Milton Public Relations Limited	UK
Mind Over Media Limited	UK
Mindshare Media UK Limited	UK
MJM Creative Services UK Limited	UK
Module Communications Group Limited	UK
Mone Limited	UK
Moonraid Limited	UK
Mortimer Square Limited	UK
MRB Research Group Limited	UK
MRB Research Limited	UK
Netcoms Europe Limited	UK
Newcrosse Limited	UK
NFO European Access Panels Limited	UK
NFO Worldwide Limited	UK
North Kent Plastic Cages Limited	UK
Nylon Marketing Communications Limited	UK
O&M Europe Limited	UK
Oakley, Young Associates Limited	UK
Ogilvy & Mather Dataconsult Limited	UK
Ogilvy & Mather Group (Holdings) Limited	UK
Ogilvy & Mather Partners Limited	UK
Ogilvy & Mather Public Relations Limited	UK
Ogilvy & Mather Teleservices Limited	UK
Ogilvy 4D Limited	UK
Ogilvy Adams & Rinehart Limited	UK
Ogilvy Advertising Limited	UK
Ogilvy and Mather Advertising Limited	UK
Ogilvy Health PR Limited	UK
Ogilvy Healthworld Advertising Ltd	UK
Ogilvy Healthworld UK Limited	UK

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy Primary Contact Limited	UK
OgilvyInteractive Limited	UK
OgilvyOne Limited	UK
OgilvyOne Teleservices Limited	UK
OgilvyOne Worldwide Limited	UK
OHAL Limited	UK
Opinion Research Limited	UK
Optitech Limited	UK
Outdoor Focus Limited	UK
Outdoor MediaCom Limited	UK
Outrider Limited	UK
Outside the Box Communications Ltd	UK
Parker Bishop Limited	UK
PCI:Live Limited	UK
PDM Communications Limited	UK
Peacock Services Limited	UK
Permanent Organisation	UK
Permanent Organisation Two	UK
Piranhakid Communications Limited	UK
Precis Ltd	UK
Premiere Consultants Limited	UK
Premiere Elite Limited	UK
Premiere Group Holdings Limited	UK
Premiere Licensing Limited	UK
Premiere Management Limited	UK
Premiere Recruitment Limited	UK
Premiere Sponsorship Marketing Limited	UK
Premiere Television Limited	UK
Presswatch Media Limited	UK
Promotional Campaigns Limited	UK
Promotional Studios Limited	UK
Prophaven Limited	UK
Propose Two Limited	UK
PSD Associates Limited	UK
Public Attitude Surveys Holdings Limited	UK
Public Attitude Surveys Limited	UK
Public Relations and International Sports Marketing Limited	UK
Public Strategies - Global Limited	UK
QCI Assessment Limited	UK
Quisma Limited	UK
Rainey Kelly Campbell Roalfe Limited	UK
Rainey Kelly Campbell Roalfe/Young & Rubicam Limited	UK
Readysquare Limited	UK

NAME	JURISDICTION UNDER WHICH ORGANIZED
Readysquare Two Limited	UK
RealSubstance Limited	UK
Red Cell Scotland Limited	UK
Red Dot Square Holdings Ltd	UK
Red Dot Square Solutions Ltd	UK
Refrigeration (Bournemouth) Limited	UK
Research International Group Limited	UK
Research International Limited	UK
RI UK	UK
RMG:Black Cat Limited	UK
RMG:Connect Limited	UK
RMS Instore Limited	UK
ROCQM Limited	UK
Rodney Fitch International Design Consultants Limited	UK
Rono Online Limited	UK
RWG Limited	UK
S.H. Benson (India) Limited	UK
S.H. Benson International Limited	UK
Sampson Tyrrell Corporate Marketing Limited	UK
Schemetype Limited	UK
Scott Stern Associates Limited	UK
Scott Stern Limited	UK
Secure Two Limited	UK
SGA Research International Limited	UK
Sharpen Troughton Owens Response Limited	UK
Showcase Placements (UK) Limited	UK
Signposter.com Limited	UK
SJS Management Services Limited	UK
Softmedia Limited	UK
Sonic Sun Limited	UK
Spafax Airline Network Limited	UK
SponsorCom Limited	UK
Squash DVD Limited	UK
Staffordshire Holloware Limited	UK
Stickleback Limited	UK
Strategic Marketing Consultancy Limited	UK
Stream Digital Artwork Systems Limited	UK
Sudler & Hennessey Limited	UK
System Three (Scotland) Limited	UK
Taylor Nelson Sofres International Limited	UK

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Taylor Nelson Sofres Investment Partnership	UK
Taylor Nelson Sofres Services Limited	UK
Taylor Nelson Sofres Trustees Limited	UK
TBU Holdings Limited	UK
TCM International Limited	UK
Ted Bates Holdings Limited	UK
Telebingo Limited	UK
Telephone Interviewing Centre (UK) Limited	UK
Tempest Online Marketing Limited	UK
Tempus Group Holdings Limited	UK
Tempus Group Limited	UK
Tempus Media Technologies Holdings Limited	UK
Tempus Partners Limited	UK
The Art Company (Creative Services) Limited	UK
The Blue Skies Agency Limited	UK
The Brand Futures Consultancy Limited	UK
The Brand Union Holdings Limited	UK
The Brand Union Limited	UK
The Brand Union Worldwide Limited	UK
The Brandmade Media Group Limited	UK
The Clinic Productions Limited	UK
The Customer Equity Company Limited	UK
The Decision Shop Limited	UK
The Farm Post Production Limited	UK
The Food Group Limited	UK
The Jack Morton Company Limited	UK
The Marketing Consultancy Limited	UK
The Media Business Limited	UK
The OgilvyOne Connections Group Limited	UK
The Oxford Academy for Professional Health Education Limited	UK
The Partners (Design Consultants) Limited	UK
The Poster Business Limited	UK
The Sponsorship Business Limited	UK
The WOW Factory Limited	UK
Thistleclub Limited	UK
TNS - NFO US (Unlimited Company)	UK
TNS 6th Dimension Limited	UK
TNS AGB Limited	UK

NAME	JURISDICTION UNDER WHICH ORGANIZED
TNS Asia Holdings Limited	UK
TNS Field Limited	UK
TNS Global Limited	UK
TNS Group Holdings Ltd	UK
TNS Healthcare Limited	UK
TNS Insight Limited	UK
TNS Magasin Limited	UK
TNS Media Intelligence Limited	UK
TNS Overseas Holdings (Alpha) Limited	UK
TNS Overseas Holdings (Beta) Limited	UK
TNS Overseas Holdings (Delta) Limited	UK
TNS Overseas Holdings (Epsilon) Limited	UK
TNS Overseas Holdings (Gamma) Limited	UK
TNS Overseas Media Holdings Limited	UK
TNS Research Limited	UK
TNS Sport Limited	UK
TNS UK Holdings Limited	UK
TNS UK Limited	UK
TNS Worldpanel Limited	UK
TNS-NFO UK Limited	UK
Transart Educational Marketing systems Limited	UK
Transart Pharmaceutical Ltd	UK
Tutssels Enterprise IG Limited	UK
Tyrell Corporation Limited	UK
Ultimate Events Limited	UK
Ultimate Square	UK
Uncle Post Production Limited	UK
United London Communications Limited	UK
Voluntarily United Creative Agencies Limited	UK
Warwicks UK Limited	UK
Wessenden Products Limited	UK
Westbourne Terrace Management Services Limited	UK
WG Consulting Healthcare Limited	UK
Wire & Plastic Products Limited	UK
Wise Conclusion	UK
WPP 1177	UK
WPP 1178	UK

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP 2005 Limited	UK
WPP 2008 Ltd	UK
WPP 2318 Limited	UK
WPP 2323 Limited	UK
WPP 2709 Limited	UK
WPP AMC Holdings	UK
WPP ATTICUS	UK
WPP Beans Limited	UK
WPP Brandz	UK
WPP CAP Limited	UK
WPP Compete	UK
WPP Consulting Limited	UK
WPP CP Finance plc	UK
WPP DAS Limited	UK
WPP Direct Limited	UK
WPP Dotcom Holdings (Eight)	UK
WPP Dotcom Holdings (Eleven)	UK
WPP Dotcom Holdings (Fifteen)	UK
WPP Dotcom Holdings (Five)	UK
WPP Dotcom Holdings (Four)	UK
WPP Dotcom Holdings (Fourteen)	UK
WPP Dotcom Holdings (Nineteen)	UK
WPP Dotcom Holdings (One)	UK
WPP Dotcom Holdings (Seven)	UK
WPP Dotcom Holdings (Seventeen)	UK
WPP Dotcom Holdings (Six)	UK
WPP Dotcom Holdings (Sixteen)	UK
WPP Dotcom Holdings (Ten)	UK
WPP Dotcom Holdings (Thirteen)	UK
WPP Dotcom Holdings (Three)	UK
WPP Dotcom Holdings (Twelve)	UK
WPP Dotcom Holdings (Twenty)	UK
WPP Dotcom Holdings (Two)	UK
WPP Dutch Holdings Limited	UK
WPP Enterprise Limited	UK
WPP Finance (UK)	UK
WPP Finance Co. Limited	UK
WPP Flame	UK
WPP Global	UK
WPP Group (Nominees) Limited	UK
WPP Group (UK) Limited	UK
WPP Group Holdings Limited	UK
WPP GUSA UK	UK
WPP Headline	UK
WPP India Limited	UK
WPP Insight Limited	UK
WPP Investments Limited	UK

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP James Holdings Limited	UK
WPP Jargon Limited	UK
WPP Knowledge	UK
WPP LN Limited	UK
WPP Madrid Square Limited	UK
WPP Magic Limited	UK
WPP Marketing Communications Holdings Limited	UK
WPP Marketing Communications Spain	UK
WPP Montreal Limited	UK
WPP Netherlands plc	UK
WPP No. 2337 Limited	UK
WPP No. 2356 Limited	UK
WPP North Atlantic Limited	UK
WPP Ottawa Limited	UK
WPP Pearls Limited	UK
WPP Phoenix 2004	UK
WPP Phoenix Limited	UK
WPP Phoenix Two Limited	UK
WPP Predictions	UK
WPP Rasor UK	UK
WPP Rocky Limited	UK
WPP Sparkle Limited	UK
WPP Sparky Limited	UK
WPP Spike Limited	UK
WPP Toronto Limited	UK
WPP Unicorn Limited	UK
WPP Vancouver Limited	UK
Wpp.com Limited	UK
Wunderman Limited	UK
XM	UK
XMSS Limited	UK
Yes Solutions UK Limited	UK
Young & Rubicam Brands US Holdings	UK
Young & Rubicam Development (Holdings) Limited	UK
Young & Rubicam Europe Limited	UK
Young & Rubicam Group Limited	UK
Young & Rubicam Holdings (UK) Limited	UK
Young & Rubicam Investments	UK
Grey Kiev	Ukraine
Mather Communications Limited	Ukraine
Mediacom LLC	Ukraine
Mediaedge:cia LLC	Ukraine

WPP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2008

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mindshare LLC	Ukraine
Ogilvy Group Ltd	Ukraine
Taylor Nelson Sofres Ukraine Limited	Ukraine
Young & Rubicam Ukraine LLC	Ukraine
Despatch S.A.	Uruguay
J. Walter Thompson Uruguaya S.A.	Uruguay
Young & Rubicam S.A.	Uruguay
141 Coimbra Publicidad C.A.	Venezuela
Burson Marsteller de Venezuela CA	Venezuela
J Walter Thompson de Venezuela C.A.	Venezuela
LatinPanel Venezuela CA	Venezuela
MindShare, C.A.	Venezuela
Ogilvy & Mather Andina C.A.	Venezuela
Bates 141 Vietnam Ltd	Vietnam
Dentsu Young & Rubicam Vietnam Limited	Vietnam
Grey Global Group Vietnam Co. Ltd	Vietnam
Ogilvy & Mather Vietnam Ltd	Vietnam
Taylor Nelson Sofres Vietnam Pte Limited	Vietnam
TNS Media Vietnam Co. Limited	Vietnam
WPP Marketing Communications Vietnam Company Limited	Vietnam
WPP Media Limited	Vietnam